                                U.S. $300,000,000

                           SECOND AMENDED AND RESTATED

                                CREDIT AGREEMENT,


                          dated as of August 12, 1997,


                                      among


                                  WARNACO INC.,

                              as the U.S. Borrower,


                               WARNACO (HK) Ltd.,

                            as the Foreign Borrower,


                            THE WARNACO GROUP, INC.,

                                 as a Guarantor,


                         CERTAIN FINANCIAL INSTITUTIONS,

                                 as the Lenders,


                                 CITIBANK, N.A.,

                  as the Documentation Agent, for the Lenders,


                                       and


                            THE BANK OF NOVA SCOTIA,

                  as the Administrative Agent for the Lenders.

                                   Arrangers:
                                   ---------
                             THE BANK OF NOVA SCOTIA
                                       and
                            CITICORP SECURITIES, INC.

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----
                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

  1.1.        Defined Terms
  1.2.        Use of Defined Terms............................................15
  1.3.        Cross-References................................................15
  1.4.        Accounting and Financial Determinations.........................16

                                   ARTICLE II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

  2.1.        Commitments.....................................................16
  2.1.1.      Loan Commitment.................................................16
  2.1.2.      Commitment to Issue Letters of Credit...........................18
  2.1.3.      Lenders Not Permitted or Required to Make Loans
                 and Fronting Bank Not Permitted or Required to
                 Issue Letters of Credit Under Certain
                 Circumstances................................................18
  2.2.        Reduction of the Commitment Amount..............................19
  2.3.        Borrowing Procedure.............................................19
  2.4.        Continuation and Conversion Elections...........................21
  2.5.        Funding.........................................................22
  2.6.        Notes...........................................................22
  2.7.        Extension of Commitment Termination Date........................23

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

  3.1.        Repayments and Prepayments......................................23
  3.2.        Interest Provisions.............................................24
  3.2.1.      Rates...........................................................24
  3.2.2.      Post-Maturity Rates.............................................25
  3.2.3.      Payment Dates...................................................26
  3.2.4.      Allocation of Interest Payments.................................26
  3.3.        Fees............................................................27
  3.3.1.      Letter of Credit Face Amount Fee................................27
  3.3.2.      Letter of Credit Fees...........................................28
  3.3.3.      Fee Letter......................................................28
  3.3.4.      Commitment Fee..................................................28
  3.4.        Guaranty........................................................29
  3.4.1.      Guaranty........................................................29
  3.4.2.      Acceleration of Guaranty........................................30
  3.4.3.      Guarantee Absolute, etc.........................................30

                                TABLE OF CONTENTS
                                   (continued)


Section                                                                     Page
-------                                                                     ----

  3.4.4.     Reinstatement, etc...............................................32
  3.4.5.     Waiver, etc......................................................32
  3.4.6.     Postponement of Subrogation, etc.................................32

                                   ARTICLE IV

                                LETTERS OF CREDIT

  4.1.       Issuance Requests................................................33
  4.2.       Issuances and Extensions.........................................35
  4.3.       Destruction of Goods, etc........................................35
  4.4.       Other Lenders' Participation.....................................35
  4.5.       Disbursements....................................................37
  4.6.       Reimbursement; Outstanding Letters, etc..........................37
  4.7.       Deemed Disbursements.............................................40
  4.8.       Nature of Reimbursement Obligations..............................41
  4.9.       Existing Letters of Credit.......................................41

                                    ARTICLE V

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

  5.1.       LIBO Rate Lending Unlawful.......................................42
  5.2.       Deposits Unavailable.............................................42
  5.3.       Increased LIBO Rate Loan Costs, etc..............................42
  5.4.       Funding Losses...................................................43
  5.5.       Increased Capital Costs, etc.....................................43
  5.6.       Taxes............................................................44
  5.7.       Payments, Computations, etc......................................46
  5.8.       Sharing of Payments..............................................47
  5.9.       Setoff...........................................................48
  5.10.      Use of Proceeds..................................................48

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

  6.1.       Initial Credit Extension.........................................48
  6.1.1.     Resolutions, etc.................................................48
  6.1.2.     Delivery of Notes................................................49
  6.1.3.     Guarantees.......................................................49
  6.1.4.     Delivery of Form 1001 or 4224....................................49
  6.1.5.     Certificates as to No Default, etc...............................49
  6.1.6.    No Material Adverse Change........................................49

                                TABLE OF CONTENTS
                                   (continued)


Section                                                                     Page
-------                                                                     ----

  6.1.7.    Tradexpress Agreement.............................................50
  6.1.8.    U.S. Credit Agreement.............................................50
  6.1.9.    Opinions of Counsel...............................................50
  6.2.      All Credit Extensions.............................................50
  6.2.1.    Compliance with Warranties, No Default, etc.......................50
  6.2.2.    Credit Request....................................................51
  6.2.3.    Satisfactory Legal Form...........................................51

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

  7.1.      Organization, etc.................................................52
  7.2.      Due Authorization, Non-Contravention, etc.........................52
  7.3.      Government Approval, Regulation, etc..............................52
  7.4.      Validity, etc.....................................................53
  7.5.      No Material Adverse Change........................................53
  7.6.      Litigation, etc...................................................53
  7.7.      Regulations G, U and X............................................53
  7.8.      Accuracy of Information...........................................53
  7.9.      U.S. Credit Agreement Representations and
               Warranties.....................................................54

                                  ARTICLE VIII

                                    COVENANTS

  8.1.      Covenants.........................................................54
  8.1.1.    Financial Information, Reports, Notices, etc......................54
  8.1.2.    Future Subsidiaries of Group......................................55
  8.1.3.    U.S. Credit Agreement Covenants...................................55
  8.1.4.    Default Notice....................................................55

                                   ARTICLE IX

                                EVENTS OF DEFAULT

  9.1.      Listing of Events of Default......................................55
  9.1.1.    Non-Payment of Obligations........................................55
  9.1.2.    Breach of Warranty................................................56
  9.1.3.    Non-Performance of Certain Covenants and
               Obligations....................................................56
  9.1.4.     Non-Performance of Other Covenants and
                Obligations...................................................56


                                TABLE OF CONTENTS
                                   (continued)

Section                                                                     Page
-------                                                                     ----

  9.1.5.     Default Under U.S. Credit Agreement..............................56
  9.1.6.     Bankruptcy, Insolvency, etc......................................56
  9.1.7.     Termination, etc. of Loan Documents..............................56
  9.2.       Action Upon Bankruptcy...........................................56
  9.3.       Action Upon Other Event of Default...............................57

                                    ARTICLE X

                                   THE AGENTS

  10.1.      Actions..........................................................57
  10.2.      Copies, etc......................................................58
  10.3.      Exculpation......................................................58
  10.4.      Successor........................................................58
  10.5.      Loans Made or Letters of Credit Issued by
                Scotiabank and Loans made by Citibank.........................59
  10.6.      Credit Decisions.................................................59

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

  11.1.      Waivers, Amendments, etc.........................................60
  11.2.      Notices..........................................................61
  11.3.      Payment of Costs and Expenses....................................61
  11.4.      Indemnification..................................................62
  11.5.      Survival.........................................................63
  11.6.      Severability.....................................................63
  11.7.      Headings.........................................................63
  11.8.      Execution in Counterparts, Effectiveness, etc....................63
  11.9.      Governing Law; Entire Agreement..................................63
  11.10.     Successors and Assigns...........................................63
  11.11.     Sale and Transfer of Loans and Notes;
                Participations in Loans and Notes.............................64
  11.11.1.   Assignments......................................................64
  11.11.2.   Participations...................................................66
  11.11.3.   Fronting Bank Assignments........................................66
  11.12.     Other Transactions...............................................67
  11.13.     Forum Selection and Consent to Jurisdiction......................67
  11.14.     Waiver of Jury Trial.............................................68
  11.15.     UCP; etc.........................................................68
  11.16.     Usury Restraint..................................................69
  11.17.     Judgment Currency................................................69

SCHEDULE I   -  List of Existing Letters of Credit and Existing
                   Loans

EXHIBIT A    -  Form of Note
EXHIBIT B    -  Form of Issuance Request
EXHIBIT C    -  Form of Borrowing Request
EXHIBIT D    -  Form of Continuation/Conversion Notice
EXHIBIT E    -  Form of Lender Assignment Agreement
EXHIBIT F-1  -  Form of Group Guaranty
EXHIBIT F-2  -  Form of Subsidiary Guaranty
EXHIBIT G    -  Form of Opinion of New York Counsel to the
                   Obligors
EXHIBIT H    -  Form of Opinion of General Counsel for the U.S.
                   Borrower
EXHIBIT I    -  Form of Opinion of Barbados Counsel to the
                   Obligors

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

        THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 12, 1997 (amending and restating the Existing Credit Agreement (as defined below)), is among WARNACO INC., a Delaware corporation (the "U.S. Borrower"), WARNACO (HK) LTD., a company organized under the laws of Barbados (the "Foreign Borrower"), THE WARNACO GROUP, INC., a Delaware corporation ("Group"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), CITIBANK, N.A. ("Citibank"), as documentation agent (in such capacity, the "Documentation Agent") and THE BANK OF NOVA SCOTIA ("Scotiabank"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the U.S. Borrower, certain financial institutions and Scotiabank are parties to an Amended and Restated Credit Agreement, dated as of June 30, 1997 (as amended or otherwise modified to the date hereof, the "Existing Credit Agreement"), pursuant to which, inter alia, such financial institutions have made (or participated in) loans to the U.S. Borrower, as listed on Schedule I hereto (the "Existing Loans"), and Scotiabank provides a documentary letter of credit facility in favor of the U.S. Borrower and has issued those documentary letters of credit (the "Existing Letters of Credit") listed on Schedule I hereto;

        WHEREAS, the Borrowers have requested that the Lenders and the Fronting Bank amend and restate the Existing Credit Agreement with this Agreement;

        WHEREAS, pursuant to this Agreement the Borrowers desire to obtain Commitments from the Lenders pursuant to which

               (a) Letters of Credit will be issued by the Fronting Bank for the account of the U.S. Borrower to support obligations of the U.S. Borrower and its wholly-owned Subsidiaries (and their respective divisions) and for the account of the Foreign Borrower to support obligations of the Foreign Borrower and, under the several obligations hereunder, each of the Lenders will, to the extent of such Lender's Percentage, participate in Letters of Credit (including the Existing Letters of Credit) issued from time to time hereunder prior to the Commitment Termination Date; and

               (b) Loans will be made by the Fronting Bank to the Borrowers and, under the several obligations hereunder, each of the Lenders will, to the extent of such Lender's Percentage, participate in or make the Loans from time to time prior to the Commitment Termination Date;

        WHEREAS, the Fronting Bank and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article VI), to amend and restate the Existing Credit Agreement pursuant to the terms and conditions of this Agreement, extend such Commitments hereunder, make and participate in such Loans and issue and participate in such Letters of Credit; and

        WHEREAS, the proceeds of Loans will be used for the sole purpose of providing the Borrowers with up to a four-month (or 120-day, in the case of Base Rate Loans) trade credit in respect of disbursements made to the beneficiaries of Letters of Credit and Letters of Credit will be issued solely to support the worldwide sourcing of merchandise by the U.S. Borrower and its wholly-owned Subsidiaries (or divisions), including the Foreign Borrower;

        NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.

                        DEFINITIONS AND ACCOUNTING TERMS

        SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

        "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 10.4.

        "Agent" means, as the context may require, the Administrative Agent, the Documentation Agent and/or the Managing Agents.

        "Agreement" means, on any date, this Amended and Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

        "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

               (a) the rate of interest most recently announced by Scotiabank at its Domestic Office as its base rate for Dollar loans; and

               (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Scotiabank in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the U.S. Borrower of changes in the Alternate Base Rate.

        "Applicable Margin" means, on any date, a percentage per annum determined by reference to the Rating Level in effect on such date as set forth below:


                                         Applicable        Applicable
                                         Margin for        Margin for
        Rating                            Base Rate         LIBO Rate
        Level         Debt Rating           Loans             Loans
        -----         -----------        ----------        ----------

        Level 1     A-/A3 or higher         0.000%            0.250%
        Level 2        BBB+/Baa1            0.000%            0.275%
        Level 3         BBB/Baa2            0.000%            0.300%
        Level 4        BBB-/Baa3            0.000%            0.425%
        Level 5    BB+/Ba1 or lower         0.250%            0.625%;


provided, however, that at any time when the aggregate outstanding principal amount of all Loans, together with the aggregate amount of all Letter of Credit Outstandings exceeds $75,000,000 and the then existing Rating Level is equal to Level 1, Level 2 or Level 3, the Applicable Margin shall be increased by 0.075% per annum.

        The Applicable Margin shall be determined by reference to the Rating Level in effect from time to time; provided, however, that no change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives evidence reasonably satisfactory to it from Group or the U.S. Borrower that a new Rating Level is in effect. In the event that at any time no Debt Rating shall be in effect, the Applicable Margin shall be 0.250% for each Base Rate Loan and 0.625% for each LIBO Rate Loan.

        "Applicable Time" shall mean New York time, or in the case of actions or notices by or relating to the Foreign Borrower, Hong Kong time.

        "Assignee Lender" is defined in Section 11.11.1.

        "Authorized Officer" means, relative to either Borrower or any other Obligor, those of its officers whose signatures and incumbency shall have been certified to the Managing Agents and the Lenders pursuant to Section 6.1.1.

        "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

        "Borrowers" means, collectively, the U.S. Borrower and the Foreign Borrower.

        "Borrowing" means the making of Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period by the Fronting Bank following a disbursement under a Letter of Credit and the funding of a Lender's Percentage of such Loans, in each case in accordance with the terms of this Agreement.

        "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of a Borrower, substantially in the form of Exhibit C hereto.

        "Business Day" means

               (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York or Hong Kong in the case of actions relating to the Foreign Borrower; and

               (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

        "Citibank" is defined in the preamble.

        "Commitment" means, as the context may require, a Lender's Loan Commitment or the Fronting Bank's or a Lender's Letter of Credit Commitment.

        "Commitment Amount" means $300,000,000, as such amount may be reduced by
Section 2.2.

        "Commitment Termination Date" means the earliest of

               (a) August 11, 1998, as such date may be extended pursuant to the terms of this Agreement;

               (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

               (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c), the Commitments shall terminate automatically and without any further action.

        "Commitment Termination Event" means

               (a) the occurrence of any event or condition described in clause
        (e) of Section 6.01 of the U.S. Credit Agreement;

               (b) the occurrence and continuance of any other Event of Default and either

                   (i) the declaration of the Loans to be due and payable
               pursuant to Section 9.3, or

                   (ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrowers that the Commitments have been terminated; or

               (c) the termination of, or any refinancing, refunding, replacement, renewal or restatement of, the U.S. Credit Agreement.

        "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of a Borrower, substantially in the form of Exhibit D hereto.

        "Credit Extension" means and includes

               (a) the advancing of any Loans by the Lenders in connection with a Borrowing (including the making of a Loan by the Fronting Bank to a Borrower on a Disbursement Date and the refunding and refinancing of such Loans by the Lenders); and

               (b) any issuance or extension by the Fronting Bank of a Letter of Credit.

        "Debt Rating" means, on any date, the Public Debt Rating in effect on such date or, if no Public Debt Rating is then in effect, the Implied Debt Rating in effect on such date.

        "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

        "Disbursement" means any payment made under a Letter of Credit by the Fronting Bank to the beneficiary of such Letter of Credit.

        "Disbursement Date" is defined in Section 4.5.

        "Documentary Letter of Credit" is defined in clause (a) of Section 4.1, and shall also mean and include each Existing Letter of Credit.

        "Documentation Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Documentation Agent pursuant to Section 10.4.

        "Dollar" and the sign "$" mean lawful money of the United States.

        "Domestic Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

        "Domestic Subsidiary" means any Subsidiary of Group (other than the U.S. Borrower) organized under the laws of the United States or any state thereof.

        "Draft" means and includes any draft, bill, cable or written demand for payment or receipt drawn or issued under a Documentary Letter of Credit.

        "Effective Date" means the date this Agreement becomes effective pursuant to Section 11.8.

        "Environmental Action" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

        "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment or decree relating to the environment, health, safety or Hazardous Materials.

        "Environment Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

        "Event of Default" is defined in Section 9.1.

        "Excess" is defined in Section 11.16.

        "Existing Credit Agreement" is defined in the first recital.

        "Existing Letters of Credit" is defined in the first recital.

        "Existing Loans" is defined in the first recital.

        "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

               (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day in New York) by the Federal Reserve Bank of New York; or

               (b) if such rate is not so published for any day which is a Business Day in New York, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

If for any reason the Administrative Agent shall have determined (which determination shall be conclusive, absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative

Agent to obtain sufficient bids or publications in accordance with the terms hereof, the rate announced by the Administrative Agent at its New York Agency as its "Base Rate New York" shall be the Alternate Base Rate until the circumstances giving rise to such inability no longer exists.

        "Fee Letter" means the confidential Fee Letter, dated July 14, 1997, between the U.S. Borrower and the Administrative Agent.

        "Fiscal Quarter" means any quarter of a Fiscal Year.

        "Fiscal Year" means the fiscal year of the U.S. Borrower ending on or about December 31 of each year.

        "Foreign Borrower" is defined in the preamble.

        "Foreign Borrower Tradexpress Agreement" means the Tradexpress Transmission Agreement duly executed and delivered by the Foreign Borrower and the Fronting Bank pursuant to Section 6.1.7 in a form agreed to by the Fronting Bank and the U.S. Borrower.

        "Fronting Bank" means Scotiabank, in its capacity as the issuer of Letters of Credit (regardless of which office, branch or agency of Scotiabank issues a Letter of Credit) and in its capacity as the Lender of Loans made prior to a Funding Date pursuant to the terms of this Agreement.

        "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

        "Funding Date" is defined in clause (c) of Section 2.3.

        "GAAP" has the meaning set forth in the U.S. Credit Agreement.

        "Goods" means, collectively, all goods (including all inventory), wares, merchandise and other commodities purchased by or shipped to or to the order of a Borrower under or by virtue of or in connection with the issuance of a Documentary Letter of Credit.

        "Group" is defined in the preamble.

        "Group Guaranty" means the Amended and Restated Guaranty executed and delivered by an Authorized Officer of Group pursuant to Section 6.1.3, substantially in the form of Exhibit F-1 hereto, as amended, supplemented, restated or otherwise modified from time to time.

        "Hazardous Materials" means petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, radon gas and any other chemicals, materials or substances designated, classified or regulated as being "hazardous" or "toxic", or words of similar import, under any Environmental Law.

        "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

        "Implied Senior Rating" means the rating assigned by S&P to Group's unsecured "implied senior debt" from time to time, as reported by S&P on July 11, 1997 or any subsequent report or notification in writing issued by S&P (which rating on the date hereof is BBB), or, if such rating is unavailable, the equivalent rating assigned by Moody's to Group's unsecured "implied senior debt", as notified in writing to Group by Moody's.

        "including" means including without limiting the generality of any description preceding such term.

        "Indebtedness" of any Person means, without duplication:

               (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

               (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

               (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities;

               (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade debt incurred in the ordinary course of business), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

               (e) all contingent liabilities of such Person in respect of any of the foregoing.

        "Indemnified Liabilities" is defined in Section 11.4.

        "Indemnified Parties" is defined in Section 11.4.

        "Interest Period" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and ending on (but excluding) the day which numerically corresponds to such date one, two, three or four months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as such Loan may be made or as a Borrower may select in its relevant notice pursuant to
Section 2.3 or 2.4; provided, however, that

               (a) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

               (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

               (c) no Interest Period may end later than the Stated Maturity Date for such Loan or, if earlier, the date set forth in clause (a) of the definition of "Commitment Termination Date", as such date may be extended from time to time pursuant to the terms of this Agreement.

        "Issuance Request" means either (a) a request delivered by a Borrower to the Fronting Bank in accordance with the provisions of the Tradexpress Agreement or (b) a request and certificate duly executed by an Authorized Officer of a Borrower, in substantially the form of Exhibit B attached hereto (with such changes thereto as may be agreed upon from time to time by the Administrative Agent and the U.S. Borrower).

        "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit E hereto.

        "Lenders" is defined in the preamble.

        "Letter of Credit" means, as the context may require, a Documentary Letter of Credit and/or a Standby Letter of Credit.

        "Letter of Credit Availability" means, at any time, the then existing Commitment Amount minus the sum of the aggregate outstanding principal amount of all Loans, together with the aggregate amount of all Letter of Credit Outstandings.

        "Letter of Credit Commitment" means, relative to the Fronting Bank, the Fronting Bank's obligation to issue Letters of Credit pursuant to Section 2.1.2 and, with respect to each of the other Lenders, the obligations of each such Lender to participate in such Letters of Credit pursuant to the terms of this Agreement.

        "Letter of Credit Outstandings" means, at any time, an amount equal to the sum of

               (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise), plus

               (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

        "LIBO Rate" is defined in Section 3.2.1.

        "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

        "LIBO Rate (Reserve Adjusted)" is defined in Section 3.2.1.

        "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of any Lender as designated from time to time by notice from such Lender to the U.S. Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans hereunder.

        "LIBOR Reserve Percentage" is defined in Section 3.2.1.

        "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

        "Loans" is defined in Section 2.1.1, and shall also mean and include the Existing Loans.

        "Loan Commitment" means, relative to (i) the Fronting Bank (in such capacity), its obligation to make Loans to the Borrowers on a Disbursement Date and (ii) each Lender (other than the Fronting Bank in such capacity), such Lender's obligation to participate in the Loans made by the Fronting Bank to the Borrowers and, as set forth in this Agreement, to refund and reimburse the Fronting Bank for such Loans, in each case pursuant to the terms of this Agreement.

        "Loan Document" means this Agreement, each Note, the Tradexpress Agreement, the Group Guaranty, the Subsidiary Guaranty, the Fee Letter and each other agreement, document or instrument delivered in connection with this Agreement, whether or not specifically mentioned herein.

        "Managing Agents" means, collectively, Scotiabank and Citibank.

        "Maximum Rate" is defined in Section 11.16.

        "Moody's" means Moody's Investors Service, Inc.

        "Note" means any promissory note of either Borrower payable to the order of any Lender (including the Fronting Bank), in the form of Exhibit A (as any such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from outstanding Loans made by such Lender, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

        "Obligations" means all obligations (monetary or otherwise) of the Borrowers and each other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document.

        "Obligor" means the Borrowers and each other Person (other than the Agents, the Fronting Bank and the Lenders) obligated under any Loan Document.

        "Order" is defined in clause (b) of Section 4.6.

        "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of formation or limited liability company agreement, and all shareholder agreements, voting trusts and similar arrangements applicable to any of the authorized shares of capital stock or other ownership interest of such Obligor.

        "Participant" is defined in Section 11.11.2.

        "Percentage" means, relative to any Lender, the percentage set forth opposite its signature hereto or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to the terms hereof or a Lender Assignment Agreement executed by such Lender and its Assignee Lender and delivered pursuant to Section 11.11; provided, that the Percentage of each Lender's Loan Commitment and Letter of Credit Commitment shall be identical.

        "Person" means any natural person, corporation, limited liability company, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

        "Public Debt Rating" means, as of any date, the higher rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by Group. For purposes of the foregoing, (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating, the Applicable Margin and the letter of credit face amount fees shall be determined by reference to the available rating; (b) if the ratings established by S&P and Moody's shall fall within different levels separated by two or more levels, the Applicable Margin and the Applicable Percentage shall be based upon the level that is one level below the higher rating; (c) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (d) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

        "Quarterly Payment Date" means the last day of each March, June, September, and December or, if any such day is not a Business Day in New York, the next succeeding Business Day in New York.

        "Received Amount" is defined in clause (c) of Section 4.6.

        "Reimbursement Obligation" is defined in Section 4.6.

        "Required Lenders" means, at any time, Lenders holding at least 51% of the then aggregate outstanding principal amount of the Notes then held by the Lenders or, if no such principal amount is then outstanding, Lenders having Percentages that equal at least 51% of the Commitments; provided, that so long as the Fronting Bank (in such capacity) has any Loans outstanding and owing to it from either Borrower, each Lender will be deemed to have outstanding and owing to it a principal amount equal to such Lender's Percentage multiplied by the aggregate outstanding principal amount of Loans owing to the Fronting Bank.

        "S&P" means Standard & Poor's Ratings Group, currently a division of McGraw-Hill, Inc., or any successor thereto.

        "Scotiabank" is defined in the preamble.

        "Standby Letter of Credit" is defined in clause (b) of Section 4.1.

        "Stated Amount" of each Letter of Credit means the maximum amount of such Letter of Credit that may then be drawn under such Letter of Credit whether or not the conditions for drawing thereunder have been met.

        "Stated Expiry Date" is defined in Section 4.1.

        "Stated Maturity Date" means, in the case of any Loan, the earlier of
(a) the date which is four months following the date of the making of such Loan (in the case of a Loan initially made as a LIBO Rate Loan) or (in the case of a Loan initially made as a Base Rate Loan), the date that is 120 days after the making of such Loan and (b) the Commitment Termination Date (as such date may be extended pursuant to the terms of this Agreement).

        "Stated Rate" is defined in Section 11.16.

        "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries. The term "wholly owned Subsidiary" shall exclude any directors' or officers' qualifying shares which may be outstanding.

        "Subsidiary Guaranty" means the Amended and Restated Guaranty executed and delivered by each Domestic Subsidiary pursuant to Section 6.1.3 or Section 8.1.3, substantially in the form of Exhibit F-2 hereto, as amended, supplemented, restated or otherwise modified from time to time.

        "Taxes" is defined in Section 5.6.

        "Tradexpress Agreement" means, as the context may require, the U.S. Borrower Tradexpress Agreement and/or the Foreign Borrower Tradexpress Agreement.

        "type" means relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

        "UCP" is defined in Section 11.15.

        "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

        "U.S. Borrower" is defined in the preamble.

        "U.S. Borrower Tradexpress Agreement" means the Tradexpress Transmission Agreement duly executed and delivered by the U.S. Borrower and the Fronting Bank pursuant to Section 6.1.7 in a form agreed to by the Fronting Bank and the U.S. Borrower.

        "U.S. Credit Agreement" means the Credit Agreement, dated as of August 12, 1997, among the U.S. Borrower, Group, the initial lenders named therein, Scotiabank and Citibank, as managing agents, Citibank, as documentation agent, and Scotiabank, as administrative agent, competitive bid agent, swing line bank and an issuing bank, as further amended, restated or waived from time to time with the consent of the Required Lenders hereunder solely for purposes of this Agreement, and regardless of whether such U.S. Credit Agreement is terminated, unless in connection with such termination a replacement credit facility satisfactory to the Required Lenders hereunder is entered into, in which case the affirmative and negative covenants in such facility shall become the subject of this Agreement.

        "Usury Restraint" is defined in Section 11.16.

        SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each Note, Borrowing Request, Continuation/ Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

        SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or

Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

        SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein shall be interpreted, all accounting determinations and computations hereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, GAAP.

                                   ARTICLE II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

        SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement (including Article VI), each Lender severally agrees as follows:

        SECTION 2.1.1. Loan Commitment. The Borrowers, Group, the Agents, the Fronting Bank and the Lenders hereby agree that the Existing Credit Agreement is hereby amended and restated in its entirety to become effective and binding on the Borrowers, Group and the other parties to this Agreement pursuant to the terms of this Agreement, and that the commitments which the Fronting Bank and the Lenders have agreed to extend to the Borrowers under the Existing Credit Agreement shall be extended or advanced to the Borrowers upon the amended and restated terms and conditions contained in this Agreement with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (which shall hereafter have no further effect upon the parties thereto, other than for accrued fees and expenses, and indemnification provisions, accrued and owing under the terms of the Existing Credit Agreement on or prior to the date hereof or arising (in the case of an indemnification) under the terms of the Existing Credit Agreement). In furtherance of the foregoing, from time to time on any Business Day each Lender severally agrees, subject to the terms of this Agreement (including Article VI) that

               (a) in the case of the Fronting Bank, it will make loans
        (the "Loans") to (i) the U.S. Borrower (in the case of each Letter of Credit issued for the account of other than the Foreign Borrower) and
        (ii) the Foreign Borrower (in the case of each Letter of Credit issued for the account of the Foreign Borrower), and (in each case), on the Disbursement Date of each Letter of Credit for a period not to exceed the Stated Maturity Date for such Loan in a principal amount equal to the aggregate amount of Disbursements made under one or more Letters of Credit on such Disbursement Date; and

               (b) in the case of each Lender (other than the Fronting Bank in such capacity), such Lender will participate in the Loans made by the Fronting Bank pursuant to this Agreement and, if required pursuant to the terms of this Agreement, such Lender will refinance and reimburse the Fronting Bank for the outstanding principal amount of Loans previously made by the Fronting Bank in an amount equal to its Percentage of the aggregate amount of all (or, if elected by the Fronting Bank, less than all) Loans (determined, in the sole discretion of the Fronting Bank, as between Loans made to the U.S. Borrower and the Foreign Borrower) then outstanding and owing to the Fronting Bank (in its capacity as the Fronting Bank), and upon the receipt by the Fronting Bank of immediately available funds from a Lender in respect of the reimbursement or refinancing of a Loan previously made by and owing to the Fronting Bank, the amount so received by the Fronting Bank will thereafter be a Loan to the applicable Borrower owing to such Lender (and no longer owing to the Fronting Bank). No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan. On the terms and subject to the conditions hereof, the Borrowers may from time to time borrow Loans and continue or convert such Loans as Base Rate Loans or LIBO Rate Loans pursuant to the terms hereof, but once a particular Loan is repaid or prepaid by a Borrower, it cannot be reborrowed. Notwithstanding anything contained herein to the contrary, so long as any Lender shall be in default in its obligation to fund its pro rata share of any Loans (as notified to such Lender by the Administrative Agent, the Administrative Agent agreeing to use good faith efforts to give such notification promptly following the occurrence of such default) or shall have rejected its obligations under its Commitments, then such Lender shall not be entitled to receive any payments of principal of or interest on its pro rata share of the Loans or its share of any commitment or other fees payable hereunder (including fees payable pursuant to Section 3.3) unless and until (x) the Loans of all the other Lenders and all interest thereon have been paid in full, (y) such failure to fulfill its obligation to fund is cured or (z) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, and for purposes of voting or consenting to matters with respect to the Loan Documents, such Lender shall be deemed not to be a "Lender" hereunder and such Lender's Percentage shall each be deemed to be zero (0) (with each other Lender's Percentage being increased proportionately for purposes of the definition of "Required Lenders" so that all such non-defaulting Lenders' Percentages shall collectively equal 100%). No Commitment of any Lender shall be increased or otherwise affected by any such failure or rejections by any other Lender. Any payments of principal of or interest on Obligations which would, but for this Section, be paid to any Lender, shall be paid to the Lenders who shall not be in default under their respective Commitments and who shall not have rejected any Commitment, for application to the Obligations or cash collateral in respect of Letters of Credit in such manner and order (pro rata among such Lenders) as shall be determined by the Administrative Agent. The parties hereto acknowledge and agree that a Lender's failure to make a Loan based on either Borrower's failure to satisfy one or more of the conditions precedent to the making of Loans set forth in Article VI shall not be construed as such Lender being in default of its obligations to fund its pro rata share of Loans or a rejection of such Lender's Commitments.

        SECTION 2.1.2. Commitment to Issue Letters of Credit. From time to time on any Business Day prior to the Commitment Termination Date, the Fronting Bank will issue, and each Lender will participate in, the Letters of Credit, in accordance with Article IV.

        SECTION 2.1.3. Lenders Not Permitted or Required to Make Loans and Fronting Bank Not Permitted or Required to Issue Letters of Credit Under Certain Circumstances. In addition to the other terms of this Agreement (including
Article VI):

               (a) No Lender (other than, in the case of clause (a)(ii), the Fronting Bank acting in such capacity) shall be permitted or required to make any Loan if, after giving effect thereto (and the payment of any Reimbursement Obligations with the proceeds of such Loans or the refunding and refinancing of Loans made by the Fronting Bank with the proceeds of the Loans made by the Lenders hereunder), the aggregate outstanding principal amount of all Loans

                   (i) together with the aggregate amount of all Letter of
               Credit Outstandings, would exceed the Commitment Amount, or

                   (ii) of such Lender, together with such Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings would exceed the amount of such Lender's Percentage multiplied by the Commitment Amount.

               (b) The Fronting Bank shall not be permitted or required to issue any Letter of Credit or extend for an additional period of time the Stated Expiry Date of a previously issued Letter of Credit if, after giving effect thereto the aggregate amount of all Letter of Credit Outstandings, together with the aggregate outstanding principal amount of all Loans would exceed the Commitment Amount.

               (c) The Fronting Bank shall not be permitted or required to make any Loan on any Disbursement Date if, after giving effect thereto (and the payment of any Reimbursement Obligations with the proceeds of such Loans), the aggregate outstanding principal amount of all Loans, together with the aggregate amount of all Letter of Credit Outstandings, would exceed the Commitment Amount.

        SECTION 2.2. Reduction of the Commitment Amount. The U.S. Borrower may, from time to time on any Business Day, voluntarily reduce the amount of the Commitment Amount; provided, however, that all such reductions shall be binding on both Borrowers, shall require at least three Business Days' prior notice to the Administrative Agent and be permanent.

        SECTION 2.3. Borrowing Procedure. (a) Upon any Disbursements being made in respect of one or more Letters of Credit (whether such Letters of Credit were issued to support the obligations of the Foreign Borrower, the U.S. Borrower or any Subsidiary of the U.S. Borrower (or any of their respective divisions)), the U.S. Borrower (in the case of a Letter of Credit issued for the account of other than the Foreign Borrower) and the Foreign Borrower (in the case of a Letter of Credit issued for its account) shall (unless it shall have given notice to the Administrative Agent to the contrary prior to 3:00 p.m., Applicable Time, at least three Business Days prior to the date of such Disbursement) be deemed to have delivered to the Administrative Agent a Borrowing Request pursuant to which such Borrower shall have been deemed to irrevocably request that the Fronting Bank make a LIBO Rate Loan to such Borrower with a four month Interest Period in a principal amount equal to the aggregate amount of the Disbursements made on such date. Each Borrower hereby acknowledges and agrees that each Borrowing Request deemed to be delivered hereunder, the making of a Loan by the Fronting Bank to reimburse the Fronting Bank for Disbursements made under the Letters of Credit and the acceptance by either Borrower of the proceeds of the Borrowing shall constitute a representation and warranty by the Borrowers that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in
Section 6.2.1 are in each case true and correct. Proceeds of such Loans shall be used to fund the Reimbursement Obligations in respect of Letters of Credit under which one or more Disbursements were made on the date of the Loan. Each of the parties hereto acknowledge and agree that upon the satisfaction of the conditions precedent set forth in
Section 6.1, the Existing Loans shall be deemed to be Loans made by the Fronting Bank on the Effective Date under the terms of this Agreement and shall thereafter accrue interest and fees pursuant to the terms hereof, and each Lender shall continue to participate in such Loans in an amount equal to such Lender's Percentage of the outstanding principal amount of the Existing Loans.

        (b) In addition to the provisions of the making of Loans set forth in clause (a), above, by delivering a Borrowing Request to the Administrative Agent on or before 11:00 a.m., Applicable Time, on a Business Day, a Borrower may from time to time irrevocably request, on not less than three nor more than five Business Days' notice (in the case of LIBO Rate Loans) and on the date of such Borrowing (in the case of Base Rate Loans), that a Borrowing be made as other than a LIBO Rate Loan having a four month Interest Period or in an amount other than the full amount of Disbursements with respect to which such Loan is to be made. If either Borrower elects that a Borrowing be made as a LIBO Rate Loan having a one, two or three month Interest Period pursuant to this clause, then upon the expiration of such Interest Period such Borrower shall (unless it shall have given notice to the Administrative Agent to the contrary prior to 11:00 a.m., Applicable Time, at least three Business Days prior to the date of such Disbursement) be deemed to have delivered to the Administrative Agent a Continuation/Conversion Notice pursuant to which such Borrower shall have been deemed to irrevocably request that the Fronting Bank continue the outstanding LIBO Rate Loan as a LIBO Rate Loan with an Interest Period of (i) one month, in the case of the expiration of a three month Interest Period or Interest Periods which, in the aggregate, equal three months, (ii) two months, in the case of the expiration of a two month Interest Period or Interest Periods which, in the aggregate, equal two months, or (iii) three months, in the case of the expiration of a one month Interest Period, in each case in a principal amount equal to the amount of the LIBO Rate Loan with an Interest Period then expiring. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified (or deemed to be specified) in such Borrowing Request.

        (c) The Fronting Bank may, at any time (whether or not a Default or Event of Default has occurred and is then continuing), in its sole and absolute discretion but subject to clause (a)(ii) of Section 2.1.3, demand that each other Lender make a Loan in an amount equal to such Lender's Percentage of the aggregate principal amount of all or a portion of the Loans outstanding on the date such demand is made, and may (in its sole discretion) elect which Loans (as among the Borrowers) are to be chosen as the Loans to be refunded by the Lenders. Each Lender (other than the Fronting
Bank) irrevocably agrees that it shall (whether or not the conditions to the making of a Credit Extension contained in Article VI have been (or can be) satisfied) make such Loan by depositing the amount so demanded in same day funds in an account specified by the Fronting Bank on or before 11:00 a.m. New York City time on the first Business Day following receipt of such a demand. The Fronting Bank agrees to apply all such funds received by it under this clause to refund and refinance the Loans previously made by it to either Borrower, as identified in the demand that it delivers to the Lenders pursuant to this clause. On the date (a "Funding Date") that the Lenders (other than the Fronting
Bank) advance funds to the Fronting Bank pursuant to this clause, the principal amount so refunded and refinanced shall become a Loan to the Borrower identified by the Fronting Bank outstanding under such Lender's Note to that particular Borrower and shall no longer be a Loan owed to the Fronting Bank under the Fronting Bank's Note to that particular Borrower.

        All interest payable with respect to any Loans made pursuant to this clause shall be appropriately adjusted to reflect the period of time during which such Loans were owing to the Fronting Bank and, on and subsequent to a Funding Date, such Loans were owing to the Lenders.

        The obligation of each Lender to make Loans by way of advancing immediately available funds to the Fronting Bank on a Funding Date to be applied to refund and refinance the Loans previously made by the Fronting Bank to the Borrowers (or either one of them) under this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which any Lender may have against Scotiabank, the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or the inability of the Borrowers to otherwise satisfy the conditions precedent set forth in
Article VI; (iii) any adverse change in the condition (financial or otherwise) of either Borrower or any other Obligor; (iv) the acceleration or maturity of any Loans or other Obligations or the termination of any Commitment after the making of any Loan; (v) any breach of this Agreement or any other Loan Document by either Borrower, any other Obligor or any Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

        SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m., Applicable Time, on a Business Day, either Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice that all, or any portion of any Loans made to it be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of a LIBO Rate Loan, converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a LIBO Rate Loan pursuant to the provisions of clause
(b) of Section 2.3, unless such Loan is otherwise required to be paid pursuant to the terms of this Agreement (including the first sentence of Section 3.1)); provided, however, that (i) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing and (ii) the maximum length of any Interest Period or combination of Interest Periods for any particular Loan shall not exceed four months.

        Section 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to participate in, and to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or affiliates (or an international banking facility all of the capital stock or other ownership interests of which are wholly-owned by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Lender to refund and refinance such LIBO Rate Loan on the Funding Date and the obligation of the Borrowers to repay such LIBO Rate Loan shall nevertheless be of or to such Lender for the account of such foreign branch, affiliate or international banking facility; provided, further that the Borrowers shall not be required to pay any amount under this Section or Section 5.6 that is greater than the amount which it would have been required to pay had such Lender not caused such branch, affiliate or facility to make or maintain such LIBO Rate Loan. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 5.1, 5.2, 5.3 or 5.4, it shall be conclusively assumed that such Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

        SECTION 2.6. Notes. The Loans of the Fronting Bank under the Loan Commitment shall be evidenced by Notes payable to the order of the Fronting Bank from each Borrower in an aggregate maximum principal amount equal to the original Commitment Amount, and the Loans of each Lender (other than the Fronting Bank) under the Loan Commitment shall be evidenced by Notes payable from each Borrower to the order of such Lender in a maximum principal amount equal to such Lender's Percentage multiplied by the original Commitment Amount. Each Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby and the principal amount of Loans that have been repaid (including, in the case of the Fronting Bank, Loans that have been refunded and refinanced by the Lenders on a Funding Date). Such notations shall be conclusive and binding on the Borrowers absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of either Borrower.

        SECTION 2.7. Extension of Commitment Termination Date. The Commitment Termination Date may be extended by the Lenders in their sole and absolute discretion upon written request of the U.S. Borrower received at least 60 days but not more than 90 days prior to the then effective Commitment Termination Date (as such date may have been extended). The Lenders shall give written notice to the U.S. Borrower of their decision and, if approved, of the new Commitment Termination Date; provided, that notwithstanding any other provision in this Agreement to the contrary, in no event shall the modified Commitment Termination Date exceed 364 days from the then expiring Commitment Termination Date. The Lenders shall give written notice to the U.S. Borrower of their decision within 30 days of request. In the absence of the approval of any one of the Lenders, the then effective Commitment Termination Date shall not be extended and shall terminate and expire as otherwise provided in this Agreement, and the failure of any Lender to deliver a written notice within the requisite period set forth above shall be deemed to be an election by that Lender not to extend the Commitment Termination Date.

                                  ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

        SECTION 3.1. Repayments and Prepayments. The Borrowers shall repay in full the entire unpaid principal amount of each Loan upon the Stated Maturity Date therefor; provided, that notwithstanding anything contained in this Agreement or any Loan Document to the contrary, the Foreign Borrower shall only be obligated to repay the principal amount of the Loans made to it and Reimbursement Obligations in respect of Letters of Credit issued for its account. Prior thereto (and subject to Section 2.1.1), each Borrower

               (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that all such voluntary prepayments shall require at least one Business Day's prior written notice to the Administrative Agent;

               (b) shall, on each date when any reduction in the Commitment Amount shall become effective (which reduction shall be subject to Section 2.2), make a mandatory prepayment (which shall be applied (or held as cash collateral for application to the aggregate amount of all Letter of Credit Outstandings not consisting of unpaid and outstanding Reimbursement Obligations) by the Administrative Agent to the payment of the Loans and unpaid and outstanding Reimbursement Obligations of the then Letter of Credit Outstandings) equal to the excess, if any, of the aggregate outstanding principal amount of all Loans, together with the aggregate amount of all Letter of Credit Outstandings over the Commitment Amount as so reduced; and

               (c) shall, immediately upon any acceleration of the Stated Maturity Date of any Obligations pursuant to Section 9.2 or Section 9.3, repay all Obligations, unless, pursuant to Section 9.3, only a portion of all Obligations is so accelerated.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 5.4. No voluntary prepayment of principal of any Loans shall cause a reduction in the Commitment Amount.

        SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

        SECTION 3.2.1. Rates. Loans comprising a Borrowing shall accrue interest at a rate per annum:

               (a) on that portion maintained from time to time as a Base
        Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin in effect from time to time; or

               (b) on that portion maintained as a LIBO Rate Loan (whether made pursuant to clause (a) or clause (b) of Section 2.3), during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin in effect from time to time.

        The "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a

LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

           LIBO Rate         =                 LIBO Rate
       (Reserve Adjusted)          -------------------------------
                                   1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent from Scotiabank, two Business Days before the first day of such Interest Period.

        "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) reported, on the first day of such Interest Period as of 11:00 a.m. London time, on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the London Interbank Offered Rate for Dollar deposits having a term comparable to such Interest Period and in an amount of $1,000,000 or more (or, if said page shall cease to be publicly available, as reported by any publicly available source of similar market data selected by the Administrative Agent that, in the Administrative Agent's reasonable judgment, accurately reflects such London Interbank Offered Rate).

        "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage, if any (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

        All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

        SECTION 3.2.2. Post-Maturity Rates. After and during the continuance of a Default or an Event of Default (after giving effect to any grace periods in respect thereof in the case of an Event of Default described in Section 9.1.1), the Borrowers shall pay interest (after as well as before judgment) on (a) the unpaid principal amount of each outstanding Loan at a rate per annum equal to 2% per annum above the then applicable interest rate in respect of such Loan and (b) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder at a rate per annum equal at all times to 2% per annum above the Alternate Base Rate then in effect.

        SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

               (a) on the Stated Maturity Date therefor;

               (b) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan (including, with respect to LIBO Rate Loans, on the last day of each applicable Interest Period for such LIBO Rate Loan);

               (c) with respect to any Base Rate Loans converted into LIBO
        Rate Loans on a day when interest would not otherwise have been payable pursuant to the terms hereof, on the date of such conversion; and

               (d) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

        SECTION 3.2.4. Allocation of Interest Payments. Accrued and unpaid interest on the outstanding principal amount of the Loans shall be allocated and payable to the Lenders as set forth in this Section:

               (a) Interest shall be payable by a Borrower to the Fronting
        Bank (for its own account) on the outstanding principal amount of its Loans from the date such Loans are made to (but excluding) the Funding Date in an amount equal to the difference between (x) (i) in the case of LIBO Rate Loans, the LIBO Rate (Reserve Adjusted) or, in the case of Base Rate Loans, the Alternate Base Rate, plus the Applicable Margin then in effect for LIBO Rate Loans or Base Rate Loans (as applicable) multiplied by (ii) the outstanding principal amount of the LIBO Rate Loans or Base Rate Loans, as the case may be, minus (y) the Interest Amount (as defined below). Prior to the Funding Date each Lender (other than the Fronting Bank) shall be paid interest in an aggregate amount (referred to as the "Interest

        Amount") equal to such Lender's Percentage of (i) the principal amount of the Loans outstanding prior to a Funding Date multiplied by (ii) the Applicable Margin then in effect for LIBO Rate Loans (in the case of the outstanding principal amount of LIBO Rate Loans) or Base Rate Loans (in the case of the outstanding principal amount of Base Rate Loans).

               (b) On and subsequent to a Funding Date, interest shall be payable by a Borrower for the account of each Lender (including the Fronting Bank, in its capacity as a Lender) in accordance with its Percentage on the principal amount of its Loans actually funded by such Lender in an amount equal to (in the case of the outstanding principal amount of LIBO Rate Loans) the LIBO Rate (Reserve Adjusted) plus the Applicable Margin for such LIBO Rate Loans or, if applicable (in the case of the outstanding principal amount of Base Rate Loans), the Alternate Base Rate plus the Applicable Margin for Base Rate Loans.

        SECTION 3.3. Fees. Each Borrower agrees to pay the fees payable by it set forth in this Section 3.3. All such fees shall be non-refundable.

        SECTION 3.3.1. Letter of Credit Face Amount Fee. The Borrowers agree to pay to the Administrative Agent, for the pro rata account of the Lenders determined in accordance with each Lender's Percentage, a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the earlier of (a) the date upon which such Letter of Credit expires and (b) the date upon which the Stated Amount of such Letter of Credit is irrevocably reduced to zero (by the making of a Disbursement by the Fronting Bank or otherwise), at the rates per annum determined by reference to the Rating Level in effect from time to time as set forth below for such type of Letter of Credit (provided, however, that no change in the rate for Letters of Credit shall be effective until three Business Days after the date on which the Administrative Agent receives evidence reasonably satisfactory to it from Group or the U.S. Borrower that a new Rating Level is in effect):


                                               Rate for     Rate for
                                             Documentary     Standby
        Rating                                Letters of    Letters of
        Level             Debt Rating          Credit         Credit
        -----             -----------        -----------    ----------

        Level 1         A-/A3 or higher         0.175%        0.250%
        Level 2           BBB+/Baa1             0.200%        0.275%
        Level 3            BBB/Baa2             0.225%        0.300%



        Level 4           BBB-/Baa3             0.350%        0.425%
        Level 5        BB+/Ba1 or lower         0.550%        0.625%;

provided, however, that at any time when the aggregate outstanding principal amount of all Loans, together with the aggregate amount of all Letter of Credit Outstandings exceeds $75,000,000 and the then existing Rating Level is equal to Level 1, Level 2 or Level 3, such fee shall be increased by 0.075% per annum.

The Foreign Borrower shall only be liable for the fee that has accrued on those Letters of Credit issued for its account. In the event that at any time no Debt Rating shall be in effect, the applicable rate per annum for purposes of determining the Letter of Credit fees provided for under this Section shall be 0.550% in the case of Documentary Letters of Credit and 0.625% in the case of Standby Letters of Credit. Such fee shall be payable by the applicable Borrower in arrears on each Quarterly Payment Date (commencing on the first such date after the issuance of such Letter of Credit), on the Commitment Termination Date and, in the case of Documentary Letters of Credit with expiry dates that extend beyond the Commitment Termination Date, on the expiration of or, if earlier, on the date of any disbursement made under, such Documentary Letter of Credit, in each case, for any period then ending for which such fee shall not theretofore have been paid.

        SECTION 3.3.2. Letter of Credit Fees. The Borrowers agree to pay to the Fronting Bank the fees relating to Letters of Credit in accordance with the Fee Letter and such customary fees currently paid by the Borrowers on the Effective Date for each Letter of Credit for the period from and including the date of issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires; provided, that the Foreign Borrower shall be obligated to pay such fees only on those Letters of Credit issued for its account.

        SECTION 3.3.3. Fee Letter. The U.S. Borrower agrees to pay to Scotiabank, for its own account, such fees in the amounts and on the dates set forth in the Fee Letter.

        SECTION 3.3.4. Commitment Fee. The U.S. Borrower agrees to pay to the Administrative Agent, for the pro rata account of each Lender determined in accordance with each Lender's Percentage, for the period commencing on the Effective Date and continuing through the Commitment Termination Date, a commitment fee on the sum of the average daily unused portion of the Commitment Amount at the rates per annum determined by reference to the Rating Level in effect from time to time as set forth below; (provided, however, that no change in the commitment fee rate shall be effective until three Business Days after the date on which the

Administrative Agent receives evidence reasonably satisfactory to it from Group or the U.S. Borrower that a new Rating Level is in effect):


                                                  Commitment
        Rating Level                               Fee Rate
        ------------                               --------
        Level 1                                     0.065%
        Level 2                                     0.075%
        Level 3                                     0.100%
        Level 4                                     0.125%
        Level 5                                     0.200%

In the event that at any time no Rating Level shall be in effect, the applicable rate per annum for purposes of determining the commitment fees provided for under this Section shall be 0.200%. The fee payable under this Section shall be payable by the U.S. Borrower in arrears on each Quarterly Payment Date, commencing on the first such date after the Effective Date, and on the Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid.

        The amount of any Loans made and Letters of Credit issued by the Fronting Bank and not funded by the other Lenders will constitute usage of the Commitment Amount for purposes of calculating the commitment fee payable to Lenders (other than the Fronting Bank) pursuant to this Section.

        SECTION 3.4. Guaranty. The U.S. Borrower shall guaranty the Obligations of the Foreign Borrower and each other L/C Party as set forth below.

        SECTION 3.4.1. Guaranty. The U.S. Borrower hereby absolutely, unconditionally and irrevocably

               (a) guarantees (referred to as its "Guaranty") the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each of its Subsidiaries (and/or divisions thereof), including the Foreign Borrower for whom a Letter of Credit has been issued (collectively referred to as the "L/C Parties"), whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 'SS'362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. 'SS'502(b) and 'SS'506(b)); and

               (b) indemnifies and holds harmless each Lender, the Fronting Bank and each Agent, and their respective successors, transferees and assigns (collectively referred to as the "Lender Parties") for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party in enforcing any rights under this Section 3.4.1.

This Guaranty constitutes a guaranty of payment when due and not of collection, and the U.S. Borrower specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any L/C Party or any other Obligor (or any other Person) before or as a condition to the obligations of the U.S. Borrower hereunder.

        SECTION 3.4.2. Acceleration of Guaranty. The U.S. Borrower agrees that, in the event of the dissolution or insolvency of the Foreign Borrower or the dissolution (other than to the extent permitted by the U.S. Credit Agreement) or insolvency of any other L/C Party, Obligor, or the U.S. Borrower, or the inability or failure of any Obligor, any L/C Party or the U.S. Borrower to pay debts as they become due, or an assignment by any Obligor, any L/C Party or the U.S. Borrower for the benefit of creditors, or the commencement of any case or proceeding in respect of any of the foregoing Persons under any bankruptcy, insolvency or similar laws, and with respect to any involuntary case or proceeding, such case or proceeding remains undismissed for a period of 30 days; and if any such event shall occur at a time when any of the Obligations of any L/C Party and each other Obligor may not then be due and payable, the U.S. Borrower will pay to the Administrative Agent (for the account of the Lender Parties) forthwith the full amount which would be payable hereunder by the U.S. Borrower if all such Obligations were then due and payable.

        SECTION 3.4.3. Guarantee Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Foreign Borrower, each other L/C Party and each other Obligor have been paid in full, all obligations of the U.S. Borrower hereunder shall have been paid in full and all Commitments shall have terminated. The U.S. Borrower guarantees that the Obligations of the Foreign Borrower, each other L/C Party and each other Obligor and their respective Subsidiaries will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party with respect thereto.

The liability of the U.S. Borrower under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

               (a) any lack of validity, legality or enforceability of this Agreement, any Note or any other Loan Document;

               (b) the failure of any Lender Party

                   (i) to assert any claim or demand or to enforce any right or remedy against the Foreign Borrower, any other L/C Party, any other Obligor or any other Person (including any other guarantor) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

                   (ii) to exercise any right or remedy against any other
               guarantor of any Obligations of the Foreign Borrower, any other L/C Party or any other Obligor;

               (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Foreign Borrower, any other L/C Party or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Foreign Borrower, any other L/C Party or any other Obligor;

               (d) any reduction, limitation, impairment or termination of the Obligations of the Foreign Borrower, any other L/C Party or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the U.S. Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting the Obligations of the Foreign Borrower, any other L/C Party, any other Obligor or otherwise;

               (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

               (f) any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party securing any of the Obligations of the Foreign Borrower, any other L/C Party or any other Obligor; or

               (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Foreign Borrower, any other L/C Party, any other Obligor, any surety or any guarantor.

        SECTION 3.4.4. Reinstatement, etc. The U.S. Borrower agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party, upon the insolvency, bankruptcy or reorganization of the Foreign Borrower, any other L/C Party, any other Obligor or otherwise, all as though such payment had not been made.

        SECTION 3.4.5. Waiver, etc. The U.S. Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Foreign Borrower, any other L/C Party or any other Obligor and this Guaranty and any requirement that any Agent or any other Lender Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Foreign Borrower, any other L/C Party, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Foreign Borrower, any other L/C Party or any other Obligor, as the case may be.

        SECTION 3.4.6. Postponement of Subrogation, etc. The U.S. Borrower will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Obligations of the Foreign Borrower, each other L/C Party and each other Obligor. Any amount paid to the U.S. Borrower on account of any such subrogation rights prior to the payment in full of all Obligations of the Foreign Borrower, each other L/C Party and each other Obligor shall be held in trust for the benefit of the Lender Parties and shall immediately be paid to the Administrative Agent and credited and applied against the Obligations of the Foreign Borrower, each other L/C Party and each other Obligor, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if

               (a) the U.S. Borrower has made payment to the Lender Parties of all or any part of the Obligations of the Foreign Borrower, any other L/C Party or any other Obligor; and

               (b) all Obligations of the Foreign Borrower, each other L/C Party and each other Obligor have been paid in full and all Commitments have been permanently terminated;

each Lender Party agrees that, at the U.S. Borrower's request, the Administrative Agent, on behalf of the Lender Parties, will execute and deliver to the U.S. Borrower appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the U.S. Borrower of an interest in the Obligations of the Foreign Borrower, each other L/C Party and each other Obligor resulting from such payment by the U.S. Borrower. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, the U.S. Borrower shall refrain from taking any action or commencing any proceeding against the Foreign Borrower, any other L/C Party or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Lender Party.

                                   ARTICLE IV

                                LETTERS OF CREDIT

        SECTION 4.1. Issuance Requests. Either Borrower or any wholly-owned Subsidiary of the U.S. Borrower (or any of their respective divisions) may request, from time to time on or prior to the Commitment Termination Date, by delivering to the Administrative Agent and the Fronting Bank an Issuance Request (such request being, in either Borrower's sole discretion, either delivered (by telex, teletransmission or otherwise) in the form attached hereto as Exhibit B or, in the case of any Documentary Letter of Credit, in accordance with the terms of the Tradexpress Agreement) on or before 3:00 p.m., Applicable Time on the Business Day on which a Documentary Letter of Credit is to be issued or on not less than three nor more than ten Business Day's in advance of the Business Day on which a Standby Letter of Credit is to be issued, that the Fronting Bank issue either

               (a) an irrevocable sight documentary letter of credit in such form as may be requested by such Borrower or such Subsidiary and approved by the Fronting Bank (each a "Documentary Letter of Credit"), or

               (b) an irrevocable standby irrevocable letter of credit in such form as may be requested by such Borrower or such Subsidiary and approved by the Fronting Bank (each a "Standby Letter of Credit"), in each case to facilitate such Borrower's and (in the case of the U.S. Borrower, its Subsidiaries') worldwide sourcing of merchandise. Each Letter of Credit shall by its terms:


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


                   (i) be issued in a Stated Amount which does not exceed (or would not exceed) the then Letter of Credit Availability;

                   (ii) be stated to expire on a date (its "Stated Expiry Date")
               no later than 180 days from its date of issuance (it being acknowledged and agreed by the Borrowers, the Fronting Bank and the Lenders that the Stated Expiry Date for a Documentary Letter of Credit may be a date that is up to 179 days subsequent to the Commitment Termination Date; provided, however, that no Standby Letter of Credit may have a Stated Expiry date subsequent to the Commitment Termination Date); and

                   (iii) on or prior to its Stated Expiry Date:

                         (A) terminate immediately upon notice to the Fronting
                   Bank thereof from the beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full, and

                         (B) reduce in part immediately and to the extent the
                   beneficiary thereunder has notified the Fronting Bank thereof that the obligations covered thereby have been paid or otherwise satisfied in part.

So long as no Default has occurred and is continuing, by delivery to the Fronting Bank and the Administrative Agent of an Issuance Request (such request being, in either Borrower's sole discretion, either delivered (by telex, teletransmission or otherwise) in accordance with the terms of the Tradexpress Agreement or in the form attached hereto as Exhibit B) on or before 3:00 p.m., Applicable Time, (1) in the case of any Documentary Letter of Credit, on the Stated Expiry Date thereof and (2) in the case of any Standby Letter of Credit, on the third day prior to the Stated Expiry Date thereof, each Borrower may on or prior to the then existing Commitment Termination Date request the Fronting Bank to extend the Stated Expiry Date of such Letter of Credit for an additional period not to exceed (x) in the case of a Documentary Letter of Credit, the earlier of 180 days from its date of extension and 179 days after the Commitment Termination Date and (y) in the case of a Standby Letter of Credit, the earlier of 180 days from its date of extension and the Commitment Termination Date. Notwithstanding any other provision in this Agreement to the contrary, the Fronting Bank may in its discretion refuse to issue any Letter of Credit if such issuance would, in the Fronting Bank's reasonable determination, contravene any sanctions, laws or regulations of any State of the United States or any Federal body or authority of the United States (including but not limited to the regulations of the Federal Reserve Bank) or the laws, regulations


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


or sanctions of any other applicable jurisdiction or authority or if, in the Fronting Bank's reasonable determination, any of the above-mentioned laws, regulations or sanctions would affect the Fronting Bank's ability to perform its obligations with respect to any such Letter of Credit if issued.

        SECTION 4.2. Issuances and Extensions. On the terms and subject to the conditions of this Agreement (including Section 4.1 and Article VI), the Fronting Bank shall issue Letters of Credit, and extend the Stated Expiry Dates of outstanding Letters of Credit, in accordance with the Issuance Requests made therefor. The Fronting Bank will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request therefor to the beneficiary thereof (and, at the request of a Lender, will provide such Lender on a monthly basis with a schedule of the outstanding Letters of Credit as of the last day of the prior month) and will notify the beneficiary under any Letter of Credit of any extension of the Stated Expiry Date thereof.

        SECTION 4.3. Destruction of Goods, etc. Neither the Fronting Bank nor its agents or correspondents shall be responsible for the negligence or fraudulence of any beneficiary of a Letter of Credit, for the existence, nature, condition, description, value, quality or quantity of the Goods, for the packing, shipment, export, import, handling, storage or delivery thereof, or for the safety or preservation thereof at any time, and neither the Fronting Bank nor its agents or correspondents shall be liable for any loss resulting from the total or partial destruction of or damage to or deterioration or fall in value of the Goods, or from the delay in arrival or failure to arrive of either the Goods or of any of the documents relating thereto, or from the inadequacy or invalidity of any document or insurance, or from the default or insolvency of any insurer, carrier or other Person issuing any document with respect to the Goods, or from failure to give or delay in giving notice of arrival of the Goods or any other notice, or from any error in or misinterpretation of or default or delay in the sending, transmission, arrival or delivery of any message, whether in writing or not, by post, telegraph, cable, wireless or otherwise, and the obligations hereunder of each Borrower to the Fronting Bank shall not be in any way lessened or affected if any Draft or document accepted, paid or acted upon by the Fronting Bank or its agents or correspondents does not bear a reference or sufficient reference to a Documentary Letter of Credit or if no note thereof is made on a Documentary Letter of Credit.

        SECTION 4.4. Other Lenders' Participation. Each Letter of Credit issued pursuant to Section 4.2 shall, effective upon its issuance and without further action, be issued on behalf of all Lenders (including the Fronting Bank thereof) according to their


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


respective Percentages. Each Lender shall, to the extent of its Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and shall be responsible to reimburse promptly the Fronting Bank thereof for Reimbursement Obligations which have not been converted into a Loan on the Disbursement Date pursuant to the terms of this Agreement or reimbursed by the Borrowers in accordance with Section 4.5, or which have been converted into a Loan on the Disbursement Date pursuant to the terms of this Agreement or reimbursed by the Borrowers but must be returned, restored or disgorged by the Fronting Bank for any reason, and each Lender shall, to the extent of its Percentage, be entitled to receive from the Administrative Agent a ratable portion of the letter of credit fees received by the Administrative Agent pursuant to Section 3.3.1, with respect to each Letter of Credit. In the event that either Borrower shall fail to reimburse the Fronting Bank, or if for any reason Loans shall not be made to fund any Reimbursement Obligation, in each case as provided in this Agreement and in an amount equal to the Disbursement amount, or in the event the Fronting Bank must for any reason return or disgorge such reimbursement, the Fronting Bank shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the Fronting Bank, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation in same day or immediately available funds at the office of the Fronting Bank specified in such notice not later than 11:00 a.m., New York City time, on the Business Day after the date notified by the Fronting Bank. In the event that any Lender fails to make available to the Fronting Bank the amount of such Lender's participation in such Letter of Credit as provided herein, the Fronting Bank shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Rate from the date such amount is due through (but excluding) the date such payment is made (together with such other compensatory amounts as may be required to be paid by such Lender to the Administrative Agent pursuant to the Rules for Interbank Compensation of the council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time). Nothing in this Section shall be deemed to prejudice the right of any Lender to recover from the Fronting Bank any amounts made available by such Lender to the Fronting Bank pursuant to this Section in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Fronting Bank in respect of which payment was made by such Lender constituted gross negligence or wilful misconduct on the part of the Fronting Bank. The Fronting Bank shall distribute to each other Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued by the Fronting Bank such other Lender's Percentage of all payments received by the


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


Fronting Bank from the Borrowers in reimbursement of drawings honored by the Fronting Bank under such Letter of Credit when such payments are received.

        SECTION 4.5. Disbursements. The Fronting Bank will notify the applicable Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit, together with notice of the date (a "Disbursement Date") such payment shall be made. Subject to the terms and provisions of such Letter of Credit, and the delivery to the Fronting Bank of all drafts, certificates, documents and/or instruments required as a condition to making a Disbursement under such Letter of Credit, the Fronting Bank shall make such payment to the beneficiary (or its designee) of such Letter of Credit. If and to the extent that Loans are not made to fund a Reimbursement Obligation pursuant to Section 2.3, then the Borrowers will reimburse the Fronting Bank within one Business Day following the Disbursement Date for all amounts which the Fronting Bank has disbursed under the Letter of Credit; provided, that the Foreign Borrower shall only be obligated to reimburse the Fronting Bank for disbursements under Letters of Credit issued for its account.

        SECTION 4.6. Reimbursement; Outstanding Letters, etc.

        (a) Each Borrower's obligation (a "Reimbursement Obligation") under
Section 4.5 to reimburse the Fronting Bank with respect to each Disbursement (including fees and interest thereon payable pursuant to Section 3.2.2 and Section 3.3.1), and each Lender's obligation to make participation payments pursuant to Section 4.4 in each Disbursement, shall be absolute, unconditional and irrevocable and shall not be reduced by any event or occurrence including, without limitation,

               (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

               (ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

               (iii) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;


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

               (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise;

               (v) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit;

               (vi) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from any Letter of Credit;

               (vii) the existence of any claim, set-off, defense or other right that either Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Fronting Bank or any other Person, whether in connection with the transactions contemplated by the applicable Letter of Credit or any unrelated transaction;

               (viii) payment by the Fronting Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

               (ix) any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations in respect of the applicable Letter of Credit; or

               (x) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, either Borrower or a guarantor.

The obligations of each Borrower and the Lenders hereunder shall remain in full force and effect and shall apply to any alteration to or extension of the expiration date of any Letter of Credit or any Letter of Credit issued to replace, extend or alter any Letter of Credit during the term of this Agreement. None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Fronting Bank or any Lender hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Fronting Bank in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Borrower, each Obligor and each such Lender,


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
and shall not put the Fronting Bank under any resulting liability to either Borrower, any Obligor or any such Lender, as the case may be.

        (b) The applicable Borrower shall pay to the Fronting Bank an amount equal to the then Stated Amount and all unpaid fees in respect of (i) any Letter of Credit outstanding under this Agreement upon any termination of this Agreement and (ii) any Letter of Credit which is affected by, or becomes the subject matter of, any order, judgment, injunction or other such determination (an "Order") or any petition or other application for any Order by either Borrower or any other party, restricting payment by the Fronting Bank under and in accordance with such Letter of Credit or extending the Fronting Bank's or any Lender's liability under such Letter of Credit beyond the expiration date stated therein, or if not stated therein, which would otherwise apply to such Letter of Credit. Payment in respect of each such Letter of Credit described in (i) and
(ii) in this clause shall be due forthwith upon demand and in Dollars.

        (c) The Fronting Bank hereby agrees that it will, with respect to each Letter of Credit subjected to any such demand for payment under the preceding clause (b), upon the later of:

               (i) the date on which any final and non-appealable order, judgment or other such determination has been rendered or issued either terminating any applicable Order or permanently enjoining the Fronting Bank from paying under such Letter; and

               (ii) the earlier of (x) the date on which either the original counterpart of such Letter of Credit is returned to the Fronting Bank for cancellation or the Fronting Bank is released by the beneficiary thereof from any further obligations in respect of such Letter of Credit, and (y) the expiry of such Letter of Credit;

pay to the applicable Borrower an amount in Dollars equal to any excess of the amount received by the Fronting Bank pursuant to clause (b) above in respect of such Letter of Credit (the "Received Amount") over the equivalent in Dollars of the total of amounts applied to reimburse the Fronting Bank for amounts paid by it under such Letter of Credit, if any (the Fronting Bank having the right to so appropriate such funds), together with an additional amount in Dollars computed by applying to the amount of such excess from time to time a per annum rate equal to 3% less than the Alternate Base Rate. Such additional amount shall be calculated daily on the basis of a 360 day year for the actual number of days elapsed from and including the date of payment to the Fronting Bank of the Received Amount to (but not including) the date of return to the applicable Borrower of the excess.


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


        SECTION 4.7. Deemed Disbursements. Upon (i) the occurrence of any Commitment Termination Event of the type described in clause (c) of the definition of "Commitment Termination Event", (ii) the occurrence and during the continuation of any event or condition specified in clause (e) of Section 6.01 of the U.S. Credit Agreement, or (iii) the occurrence and during the continuance of any other Event of Default,

               (a) an amount equal to that portion of Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit shall, without demand upon or notice to either Borrower, be deemed to have been paid or disbursed by the Fronting Bank under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

               (b) upon notification by the Fronting Bank to the Administrative Agent and the U.S. Borrower of its obligations under this Section, the Borrowers shall be immediately obligated to reimburse the Fronting Bank the amount deemed to have been so paid or disbursed by the Fronting Bank; provided, that the Foreign Borrower shall only be obligated to reimburse the Fronting Bank for amounts deemed to have been disbursed under Letters of Credit issued for its account.

Any amounts so received by the Fronting Bank from the Borrowers pursuant to this Section shall be held as collateral security for the repayment of such Borrower's Obligations in connection with the Letters of Credit issued by the Fronting Bank. At any time when such Letters of Credit shall terminate and all Obligations of the Fronting Bank are either terminated or paid or reimbursed to the Fronting Bank in full, the Obligations of the Borrowers under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from the Fronting Bank), and the Fronting Bank will return to the applicable Borrower the excess, if any, of

               (c) the aggregate amount deposited by the Borrowers with the Fronting Bank and not theretofore applied by the Fronting Bank to any Reimbursement Obligation over

               (d) the aggregate amount of all Reimbursement Obligations to the Fronting Bank pursuant to this Section, as so adjusted.

At such time when all Events of Default shall have been cured or waived, the Fronting Bank shall return to the applicable Borrower


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


all amounts then on deposit with the Fronting Bank pursuant to this Section together with an additional amount in dollars computed by applying to the amount so returned to the applicable Borrower from time to time a per annum rate equal to 3% less than the Alternate Base Rate. Such additional amount shall be calculated daily on the basis of a 360 day year for the actual number of days elapsed from and including the date of payment to the Fronting Bank by the applicable Borrower to (but not including) the date of return to the applicable Borrower of such amounts.

        SECTION 4.8. Nature of Reimbursement Obligations. The Borrowers shall assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Any action, inaction or omission taken or suffered by the Fronting Bank or any of the Fronting Bank's correspondents under or in connection with a Letter of Credit or any Draft made under any Documentary Letter of Credit or any document relating thereto, if in good faith and in conformity with foreign or domestic laws, regulations or customs applicable thereto shall be binding upon the Borrowers and shall not place the Fronting Bank or any of its correspondents under any resulting liability to the Borrowers. Without limiting the generality of the foregoing, the Fronting Bank and its correspondents may receive, accept or pay as complying with the terms of a Letter of Credit, any Draft under any Documentary Letter of Credit, otherwise in order which may be signed by, or issued to, the administrator or any executor of, or the trustee in bankruptcy of, or the receiver for any property of, or other Person or entity acting as the representative or in the place of, such beneficiary or its successors and assigns. The Borrowers covenant that they will not take any steps, issue any instructions to the Fronting Bank or any of its correspondents or institute any proceedings intended to derogate from the right or ability of the Fronting Bank or its correspondents to honor and pay any Draft or Drafts. Without in any way limiting the provisions of Section 4.6, and notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, each Borrower irrevocably acknowledges and agrees that it is unconditionally liable for all Reimbursement Obligations with respect to each Disbursement (including fees and interest thereon) under each Letter of Credit issued for its account, regardless (in the case of the U.S. Borrower) of whether such Letter of Credit was issued in respect of the sourcing or other corporate requirements or needs of the U.S. Borrower or any Subsidiary of the U.S. Borrower, or otherwise.

        SECTION 4.9. Existing Letters of Credit. The Existing Letters of Credit, and the amount and payment date of fees on Letters of Credit (including such Existing Letters of Credit deemed to be Documentary Letters of Credit hereunder), shall be


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governed by this Agreement. Simultaneously with the effectiveness of this
Agreement pursuant to Section 11.8, the Existing Credit Agreement shall be superseded in its entirety by this Agreement, except to the extent of any provisions of the Existing Credit Agreement which by their express terms survive termination of the Existing Credit Agreement.

                                   ARTICLE V

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

        SECTION 5.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the U.S. Borrower, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of the Lenders to make, continue, maintain or convert into any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the U.S. Borrower that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

        SECTION 5.2. Deposits Unavailable. If any Lender shall have determined that

               (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

               (b) by reason of circumstances affecting such Lender's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans,

then, upon notice from such Lender to the U.S. Borrower and the Administrative Agent, the obligations of the Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until such Lender shall notify the U.S. Borrower and the Administrative Agent that the circumstances causing such suspension no longer exist.

        SECTION 5.3. Increased LIBO Rate Loan Costs, etc. The Borrowers agree to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum


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


receivable by such Lender in respect of, making or continuing (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Each Lender shall promptly notify the U.S. Borrower and the Administrative Agent in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such lender for such increased cost or reduced amount. Such additional amounts shall be payable by the U.S. Borrower directly to such Lender within five Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the U.S. Borrower.

        SECTION 5.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan, but excluding the loss of any anticipated or expected profits in respect of such LIBO Rate Loan) as a result of

               (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to
        Section 3.1 or otherwise;

               (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

               (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor,

then, upon the written notice of such Lender to the U.S. Borrower and the Administrative Agent, the U.S. Borrower shall, within five Business Days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the U.S. Borrower.

        SECTION 5.5. Increased Capital Costs, etc. If the implementation of or, after the date hereof, the introduction or any change in the interpretation of, or any change in its application to the Borrowers, the Fronting Bank and/or the Lenders of, any law or any regulation or guideline issued by any central bank or other governmental authority (whether or not having the force of law), including any eurocurrency or other reserve or special deposit requirement or any tax (other than tax


                                      -43-



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which is on a Lender's general net or gross income or in respect of a Lender's franchise taxes) or any capital requirement, has, due to a Lender's or the Fronting Bank's compliance, the effect, directly or indirectly, of (i) increasing the cost to such Lender or Fronting Bank of performing its obligations hereunder or under any Letter of Credit or Loan; (ii) reducing any amount received or receivable by such Lender or Fronting Bank or its effective return hereunder or in respect of any Letter of Credit or Loan or on its capital; or (iii) causing such Lender or Fronting Bank to make any payment or to forgo any return based on any amount received or receivable by such Lender or Fronting Bank hereunder or in respect of any Letter of Credit or Loan, then upon demand from time to time the U.S. Borrower shall pay such amount as shall compensate such Lender or Fronting Bank for any such cost, reduction, payment or foregone return upon receipt of the certificate referred to in the last sentence of this paragraph. The Borrowers shall further indemnify the Fronting Bank for all costs, losses and expenses incurred by the Fronting Bank in connection with any Letter of Credit and agrees that the Fronting Bank shall have no liability to the Borrowers for any reason in respect of any Letter of Credit other than on account of the Fronting Bank's gross negligence or wilful misconduct. Any certificate of the Fronting Bank or any Lender in respect of the foregoing will be conclusive and binding upon the Borrowers, except for manifest error, and shall set forth a determination of the amounts owing to the Fronting Bank or such Lender in good faith using any reasonable averaging and attribution methods. Anything in this Agreement or any Loan Document to the contrary notwithstanding, no Lender or Fronting Bank shall be indemnified for, exculpated from, or relieved from liability, under this Agreement or any Loan Document, for any act or omission constituting gross negligence or wilful misconduct.

        SECTION 5.6. Taxes. (a) Each payment made by each Borrower under this Agreement shall be made free and clear of, and without deduction for, any present or future withholding or other taxes imposed on such payments by or on behalf of any government or any political subdivision or agency thereof or therein, except for any income, franchise and other taxes imposed on the Lender (which for purposes of this Section 5.6 shall include any branch, affiliate or international banking facility created by a Lender to make or maintain a LIBO Rate Loan pursuant to Section 2.5) by the jurisdiction under the laws of which such Lender is organized or any political subdivision or agency thereof or by the jurisdiction of such Lender's branch or lending office or principal place of business (all such non-excluded taxes being hereinafter referred to as "Taxes"). Whenever any Taxes are payable by either Borrower with respect to any payments hereunder, such Borrower shall promptly furnish to the Administrative Agent for the account of the applicable Lender official receipts (to the extent that the relevant governmental authority delivers such receipts) evidencing payment of any such Taxes so withheld or deducted.

        (b) Each Lender that is not a "United States person" (as such term is defined in Section 7701(a)(3) of the Internal Revenue Code of 1986) shall submit to the U.S. Borrower on or before the Effective Date (or, in the case of a Person that becomes a Lender after the Effective Date by assignment or pursuant to Section 2.5 promptly upon such assignment or funding) two duly completed and signed copies of either (1) Form 1001 of the United States Internal Revenue Service entitling such Lender to a complete exemption from withholding on all amounts to be received by such Lender pursuant to this Agreement or (2) Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Lender pursuant to this Agreement. Each such Lender shall, from time to time after submitting either such form, submit to the U.S. Borrower and the Administrative Agent such additional duly completed and signed copies of one or the other such forms (or such successor forms or other documents as shall be adopted from time to time by the relevant United States taxing authorities) as may be (1) reasonably requested in writing by the U.S. Borrower or the Administrative Agent and (2) appropriate under then current United States law or regulations to avoid United States withholding taxes on payments in respect of any amounts to be received by such Lender pursuant to this Agreement. Upon the reasonable request of the U.S. Borrower or the Administrative Agent, each Lender that has not provided the forms or other documents, as provided above, on the basis of being a "United States person" shall submit to the U.S. Borrower and the Administrative Agent a certificate to the effect that it is such a "United States person".

        (c) If any Lender which is not a "United States person" determines that it is unable to submit to the U.S. Borrower and the Administrative Agent any form or certificate that such Lender is requested to submit pursuant to the preceding paragraph, or that it is required to withdraw or cancel any such form or certificate, or that any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Lender shall promptly notify the U.S. Borrower and the Administrative Agent of such fact.

        (d) The Borrowers shall not be required to pay any additional amount in respect of Taxes to any Lender if and only to the extent that (A) such Lender is subject to such Taxes on the Effective Date (or in the case of a Person that became a Lender after the Effective Date by assignment or pursuant to Section 2.5 on the date of such assignment or funding) or would be subject to such Taxes on such date if a payment under this Agreement has been received by it on such date; (B) such Lender


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becomes subject to such Taxes subsequent to the date referred to in clause (A)
above (or in the case of a Lender which is not a "United States person", the first date on which it delivers the appropriate form or certificate to the U.S. Borrower as referred to in clause (b) of this Section) as a result of a change in the circumstances of such Lender (other than a change in applicable law), including a change in the residence, place of incorporation or principal place of business of the Lender, a change in the branch or lending office of the Lender participating in the transactions set forth herein or as a result of the sale by the Lender of participating interests in such Lender's creditor position(s) hereunder; or (C) such Taxes would not have been incurred but for the failure of such Lender to file with the appropriate tax authorities and/or provide to the U.S. Borrower any form or certificate that it was required so to do pursuant to clause (b) of this Section, unless the Lender is not entitled to provide such form or certificate as a result of a change in applicable law after the Effective Date (or in the case of a Person that became a Lender after the Effective Date by assignment or pursuant to Section 2.5 the date of such assignment or funding).

        (e) Within thirty (30) days after the written reasonable request of the U.S. Borrower, each Lender shall execute and deliver to the U.S. Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the U.S. Borrower in applying for refunds of Taxes paid by the U.S. Borrower hereunder or making payment of Taxes hereunder; provided, however, that no Lender shall be required to furnish to the U.S. Borrower any financial information with respect to itself or other information which it considers confidential.

        (f) The U.S. Borrower shall have the right to require any Lender which is not a "United States person" to which the U.S. Borrower is required to make additional payments pursuant to Section 5.6 hereof on account of Taxes (or would, upon payment to such Lender of an amount hereunder, be so required) to assign such Lender's total Loans and Commitments to one or more banks or financial institutions identified by the U.S. Borrower and acceptable to the Administrative Agent at a purchase price equal to the then outstanding amount of all principal, interest, fees and other amounts then owed to such Lender.

        SECTION 5.7. Payments, Computations, etc. Unless otherwise expressly provided herein (including as set forth in Section 2.3 and Section 4.5), all payments by the Borrowers pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrowers to the Administrative Agent for the account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made,


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


without setoff, deduction or counterclaim, not later than 11:00 a.m., Applicable Time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the U.S. Borrower. To the extent the Administrative Agent receives such funds prior to 12:00 noon, Applicable Time, the Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day in New York, such payment shall (except as otherwise required by clause (b) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

        SECTION 5.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Letter of Credit or Loan in excess of its Percentage of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Letters of Credit or Loans, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

               (a) the amount of such selling Lender's required repayment to the purchasing Lender to

               (b)  the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 5.9) with respect to such


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


participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

        SECTION 5.9. Setoff. Each Lender shall, upon the occurrence of any event or condition described in clause (e) of Section 6.01 of the U.S. Credit Agreement or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due) any and all balances, credits, deposits, accounts or moneys of the applicable Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 5.8. Each Lender agrees promptly to notify the U.S. Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

        SECTION 5.10. Use of Proceeds. Each Borrower shall apply the proceeds of each Credit Extension in accordance with the fifth recital.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

        SECTION 6.1. Initial Credit Extension. The amendment and restatement of the Existing Credit Agreement on the terms set forth in this Agreement and the obligations of the Lenders to make any Credit Extension and the Fronting Bank to issue any Letters of Credit shall be subject to the delivery to the Managing Agents of this Agreement duly executed and delivered by each Lender, each Agent, each Borrower and Group, and the prior or concurrent satisfaction of each of the conditions precedent set forth below in this Section 6.1.

        SECTION 6.1.1. Resolutions, etc. The Managing Agents shall have received from each Borrower originally executed copies of a


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


certificate, each dated the date of the Effective Date, of its Secretary or Assistant Secretary as to

               (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and

               (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

        SECTION 6.1.2. Delivery of Notes. Each Lender shall have received its Notes duly executed and delivered by each Borrower.

        SECTION 6.1.3. Guarantees. The Managing Agents shall have received originally executed counterparts for each Lender of (a) the Group Guaranty, dated as of the date hereof, duly executed by an Authorized Officer of Group and
(b) the Subsidiary Guaranty, dated as of the date hereof, duly executed by an Authorized Officer of each Domestic Subsidiary that is a party thereto.

        SECTION 6.1.4. Delivery of Form 1001 or 4224. The Administrative Agent shall have received two executed copies of either Internal Revenue Service Form 1001 or Form 4224, as applicable, from each non-U.S. Lender.

        SECTION 6.1.5. Certificates as to No Default, etc. No default shall have occurred in the performance of any affirmative or negative covenants contained in the U.S. Credit Agreement, none of the events described in clauses (a), (b),
(d), (e), (f), (g), (h), (i) or (j) of Section 6.01 of the U.S. Credit Agreement shall have occurred, and no Event of Default shall have occurred or would occur under the U.S. Credit Agreement or would result from the execution and delivery of, or the performance by the Borrowers of their obligations under, this Agreement or the issuance of any Letter of Credit or the making of any Loan, and the Managing Agents shall have received originally executed certificates for each Lender dated the Effective Date from an Authorized Officer of the U.S. Borrower certifying as to the above.

        SECTION 6.1.6. No Material Adverse Change. Since January 4, 1997, there shall have been no material adverse change in the business, condition (financial or otherwise), operations,


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


performance, properties or prospects of (i) the U.S. Borrower or (ii) Group and its Subsidiaries, taken as a whole.

        SECTION 6.1.7. Tradexpress Agreement. The Administrative Agent shall have received the completed Tradexpress Agreements, in each case duly executed and delivered by the Borrower party thereto and the Fronting Bank.

        SECTION 6.1.8. U.S. Credit Agreement. Prior to or concurrently with the Effective Date, the U.S. Borrower shall have executed and delivered the U.S. Credit Agreement. The U.S. Credit Agreement shall be in full force and effect.

        SECTION 6.1.9. Opinions of Counsel. The Managing Agents shall have received opinions, dated the Effective Date and addressed to the Agents and all Lenders, from (i) Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel to the Obligors, substantially in the form of Exhibit G hereto, (ii) Stanley P. Silverstein, General Counsel for the U.S. Borrower, substantially in the form of Exhibit H hereto and (iii) Thompson & Patterson, Barbados counsel to the Foreign Borrower, substantially in the form of Exhibit I hereto.

        SECTION 6.2. All Credit Extensions. The obligation of each Lender or the Fronting Bank to make any Credit Extension on any date other than a Funding Date shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2.

        SECTION 6.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

               (a) no event or circumstances has occurred and is continuing, or would result from the making of such Credit Extension, which constitutes a Default, or which when considered by itself or together with other past or then existing events or circumstances, constitutes or would constitute a material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the U.S. Borrower or of Group and its Subsidiaries taken as a whole;

               (b) no event of default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an event of default shall have occurred (unless otherwise waived by the Required Lenders) in the performance of any affirmative and negative covenants contained in Sections 5.01, 5.02 or 5.03 of the U.S. Credit Agreement and regardless of whether such U.S. Credit Agreement is terminated, unless in connection with such termination a


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


        replacement credit facility which the Required Lenders hereunder have approved is entered into in which case, the affirmative and negative covenants in such facility shall become the subject of this clause;

               (c) none of the events described in clauses (a), (b), (d), (e),
        (f), (g), (h), (i) or (j) of Section 6.01 of the U.S. Credit Agreement (without giving effect to any termination of the U.S. Credit Agreement, unless in connection with such termination a replacement credit facility to which the Required Lenders hereunder have approved, in which case the analogous provisions of such replacement credit facility shall become the subject of this clause), shall have occurred (unless, in the case of other than such clause (e), otherwise waived by the Required Lenders); and

               (d) the representations and warranties set forth in Article VII,
        Article III of the Subsidiary Guaranty and Article III of the Group Guaranty shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

        SECTION 6.2.2. Credit Request. To the extent that Loans are made in accordance with clause (b) of Section 2.3 or a Borrower requests that the Fronting Bank issue a Documentary Letter of Credit other than by means of notification in accordance with the terms of the Tradexpress Agreement or a Standby Letter of Credit, the Administrative Agent shall have received a Borrowing Request or Issuance Request, as the case may be, for such Credit Extension, executed and delivered by the applicable Borrower. Each of the delivery (or deemed delivery pursuant to the terms of this Agreement) of a Borrowing Request or an Issuance Request and the acceptance by either Borrower of the proceeds of the Borrowing or the issuance of the Letter of Credit, or the making of a Loan upon a Disbursement, as applicable, shall constitute a representation and warranty by the Borrowers that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) or the issuance of the Letter of Credit, as applicable, the statements made in Section 6.2.1 are in each case true and correct.

        SECTION 6.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of Group or any of its Subsidiaries shall be satisfactory in form and substance to the Managing Agents; the Managing Agents shall have received all information, approvals, opinions, documents or instruments as the Managing Agents may reasonably request.


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                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

        In order to induce the Fronting Bank, the Lenders and the Agents to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, each of the U.S. Borrower and Group represents and warrants unto each Agent, each Lender and the Fronting Bank, as set forth in this Article VII.

        SECTION 7.1. Organization, etc. Group and each of its Subsidiaries is a corporation or limited liability company, as the case may be, validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign corporation or foreign entity, as applicable, in each jurisdiction where the nature of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect (as defined in the U.S. Credit Agreement), and each Obligor has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

        SECTION 7.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance (i) by the Borrowers and Group of this Agreement, the Notes and each other Loan Document executed or to be executed by it, and (ii) by each other Obligor of each Loan Document executed and delivered by it, are, in each case, within such Obligor's corporate (or other, as applicable) powers, have been duly authorized by all necessary corporate (or other, as applicable) action, and do not

               (a) contravene such Obligor's Organic Documents;

               (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Obligor; or

               (c) result in, or require the creation or imposition of, any Lien on any of such Obligor's properties.

        SECTION 7.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by either Borrower, Group or any other Obligor of


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


this Agreement, the Notes or any other Loan Document to which it is a party. Neither Group nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        SECTION 7.4. Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrowers and each other Obligor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Borrower or such Obligor enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors rights generally and by general equity principles.

        SECTION 7.5. No Material Adverse Change. Since January 4, 1997, there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of (i) the U.S. Borrower or (ii) Group and its Subsidiaries, taken a whole.

        SECTION 7.6. Litigation, etc. There is no action, suit, investigation or proceeding affecting any Obligor or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document or the consummation of the transactions contemplated hereby or (ii) is or would be reasonably likely to materially adversely affect the business, condition (financial or otherwise), operations, performance, properties or prospects of the U.S. Borrower or Group and its Subsidiaries, taken as a whole.

        SECTION 7.7. Regulations G, U and X. Neither Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

        SECTION 7.8. Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of either Borrower or Group in writing to any Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such


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


factual information hereafter furnished by or on behalf of either Borrower to any Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by such Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading. The parties acknowledge and agree that nothing contained in this Section shall constitute a representation or warranty by either Borrower or Group as to the future financial performance or the results of operations of either Borrower or Group; provided, however, that any projections delivered pursuant to this Agreement have been (and will be) prepared on the basis of the assumptions accompanying them, and such projections and assumptions, as of the date of preparation thereof and as of the date hereof, are reasonable and represent the U.S. Borrower's or Group's good faith estimate of its future financial performance.

        SECTION 7.9. U.S. Credit Agreement Representations and Warranties. As to all representations and warranties contained in Article IV of the U.S. Credit Agreement and each Loan Document (as such term is defined by the U.S. Credit Agreement) insofar as applicable to the Borrowers, Group or any other Obligor, the properties of the Borrowers, Group or any other Obligor or the obligations of the Borrowers, Group or any other Obligor under the documents executed and delivered in connection with the U.S. Credit Agreement, each such representation and warranty set forth in such Article (insofar as so applicable) and all other terms of the U.S. Credit Agreement and each Loan Document (as such term is defined by the U.S. Credit Agreement) to which reference is made therein, together with all related definitions and ancillary provisions, are hereby incorporated into this Agreement by reference with respect to each Borrower, Group or any other Obligor as though specifically set forth in this Section 7.9.

                                  ARTICLE VIII

                                    COVENANTS

        SECTION 8.1. Covenants. Each of the U.S. Borrower and Group agrees with each Agent, each Lender and the Fronting Bank that, until all Commitments have terminated and all Obligations have been paid and performed in full, the U.S. Borrower and Group will perform, and will cause each of their respective Subsidiaries to perform, the obligations set forth in this Section 8.1.

        SECTION 8.1.1. Financial Information, Reports, Notices, etc. Unless the information set forth below is otherwise


                                      -54-



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


delivered to a Lender under the terms of the U.S. Credit Agreement, Group will furnish, or will cause to be furnished, to each Lender and each Agent copies of the financial statements, reports, notices and information required pursuant to clause (j) of Section 5.01 of the U.S. Credit Agreement.

        SECTION 8.1.2. Future Subsidiaries of Group. Group covenants and agrees that, upon any Person becoming a Subsidiary after the Effective Date, Group shall cause such Person to become party to the Subsidiary Guaranty if such Person is required to deliver a guaranty pursuant to clause (k) of Section 5.01 of the U.S. Credit Agreement (without giving effect to any waiver of such Section's requirements unless consented to by the Required Lenders).

        SECTION 8.1.3. U.S. Credit Agreement Covenants. Each of the U.S. Borrower and Group will comply with and be bound by, and will cause each of the Subsidiaries to comply with and be bound by, all of the agreements, covenants and obligations contained in Article V of the U.S. Credit Agreement. Each such agreement, covenant and obligation contained in such Sections and all other terms of the U.S. Credit Agreement and the documents executed in connection therewith to which reference is made therein, together with all related definitions and ancillary provisions is hereby incorporated into this Agreement by reference as though specifically set forth in this Section 8.1.3, and each such agreement, covenant and obligation shall, for purposes hereof, survive the termination of the U.S. Credit Agreement.

        SECTION 8.1.4. Default Notice. The U.S. Borrower will furnish, or will cause to be furnished, to each Lender as soon as possible and in any event within two Business Days after the occurrence of each Default a statement of its chief financial officer setting forth details of such Default and the action that the U.S. Borrower has taken and proposes to take with respect thereto.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

        SECTION 9.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 9.1 shall constitute an "Event of Default".

        SECTION 9.1.1. Non-Payment of Obligations. Either Borrower shall default in the payment or prepayment when due of (i) any principal of or interest on any Loan, (ii) any Reimbursement Obligation, or (iii) any fee or of any other Obligation, and in each case such default in payment or prepayment shall continue


                                      -55-



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


unremedied for more than three Business Days from the date such payment or prepayment was due.

        SECTION 9.1.2. Breach of Warranty. Any representation or warranty of either Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it (including any certificates delivered pursuant to Article VI) is or shall be incorrect when made or deemed made in any material respect.

        SECTION 9.1.3. Non-Performance of Certain Covenants and Obligations.
The U.S. Borrower or Group shall default in the due performance and observance of any of its obligations under Sections 8.1.2 or 8.1.4, or any Obligor shall default in the due performance or observance of any of its obligations under any other covenant in a Loan Document which is impossible to remedy.

        SECTION 9.1.4. Non-Performance of Other Covenants and Obligations. Either Borrower or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days (a) after notice thereof shall have been given to the U.S. Borrower by any Agent or any Lender or (b) after any officer of either Borrower obtains knowledge thereof.

        SECTION 9.1.5. Default Under U.S. Credit Agreement. Any Event of Default under (and as defined in) the U.S. Credit Agreement or any replacement credit facility shall have occurred whether or not such Event of Default is waived by the lenders under the U.S. Credit Agreement, or an amendment of the U.S. Credit Agreement is entered into with the effect of waiving or curing such Event of Default.

        SECTION 9.1.6. Bankruptcy, Insolvency, etc. Any event or condition described in clause (e) of Section 6.01 of the U.S. Credit Agreement (or similar provision of any replacement credit facility) shall have occurred and be continuing.

        SECTION 9.1.7. Termination, etc. of Loan Documents. Any Loan Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Obligor that is a party thereto; or either Borrower (including the U.S. Borrower with respect to its Guaranty set forth in Section 3.4) or any other Obligor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability (except as aforesaid).

        SECTION 9.2. Action Upon Bankruptcy. If any Event of Default described in Section 9.1.6 shall occur, the Commitments


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


(if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

        SECTION 9.3. Action Upon Other Event of Default. If any Event of
Default (other than any Event of Default described in Section 9.1.6) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the U.S. Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations in respect of the Loans or otherwise to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

                                   ARTICLE X

                                   THE AGENTS

        SECTION 10.1. Actions. Each Lender hereby appoints Scotiabank as its Administrative Agent and Citibank as its Documentation Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes each Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by such Agent (with respect to which the such Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent, pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which such Agent is not reimbursed by the Borrowers; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to


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have resulted from such Agent's gross negligence or wilful misconduct. Each
Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of any Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

        SECTION 10.2. Copies, etc. Each Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to such Agent by the Borrowers pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by a Borrower). Each Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by such Agent from the Borrowers for distribution to the Lenders by such Agent in accordance with the terms of this Agreement.

        SECTION 10.3. Exculpation. Neither any Agent nor any of its affiliates, directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens (if any) purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of collateral security (if any), nor to make any inquiry respecting the performance by either Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which such Agent believes to be genuine and to have been presented by a proper Person.

        SECTION 10.4. Successor. Each Agent may resign as such at any time upon at least 30 days' prior notice to the U.S. Borrower and all Lenders. If such Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become an Agent in the capacity of the resigning Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on


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behalf of the Lenders, appoint a successor Agent, which shall be one of the
Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as an Agent, the provisions of

               (a) this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement; and

               (b) Section 11.3 and Section 11.4 shall continue to inure to its benefit.

        SECTION 10.5. Loans Made or Letters of Credit Issued by Scotiabank and Loans made by Citibank. Each of Scotiabank and Citibank shall have the same rights and powers with respect to (x) the Loans made by it or any of its affiliates, (y) the Notes held by it or any of its affiliates, and (z) its participating interests in the Letters of Credit as any other Lender and may exercise the same as if it were not an Agent. Each of Scotiabank, Citibank and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the U.S. Borrower or any Subsidiary or affiliate of the U.S. Borrower as if Scotiabank or Citibank were not Agents hereunder.

        SECTION 10.6. Credit Decisions. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrowers, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.


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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

        SECTION 11.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

               (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

               (b) modify this Section 11.1, change the definition of "Required Lenders", increase the Commitment Amount or (except as otherwise contemplated by this Agreement) the Percentage of any Lender, reduce any fees described in Article III, release any guarantor under the Subsidiary Guaranty or the Group Guaranty, or extend any Commitment Termination Date shall be made without the consent of each Lender;

               (c) extend the due date for, or reduce the amount of, (i) any scheduled repayment or prepayment of principal of or interest on or fees payable in respect of any Loan (or reduce the principal amount of or rate of interest on or fees payable in respect of any Loan) shall be made without the consent of the holder of that Note evidencing such Loan, or (ii) any Reimbursement Obligation shall be made without the consent of the Lender to whom such Reimbursement Obligation is owed;

               (d) affect adversely the interests, rights or obligations of the Fronting Bank in its capacity as the Fronting Bank shall be made without the consent of the Fronting Bank;

               (e) affect adversely the interests, rights or obligations of the Documentation Agent in its capacity as the Documentation Agent shall be made without the consent of the Documentation Agent; or

               (f) affect adversely the interests, rights or obligations of the Administrative Agent in its capacity as the Administrative Agent shall be made without consent of the Administrative Agent.


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No failure or delay on the part of any Agent, any Lender or the holder of any
Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on either Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

        SECTION 11.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address, or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

        SECTION 11.3. Payment of Costs and Expenses. The U.S. Borrower agrees to pay on demand all reasonable expenses of the Agents (including the reasonable fees and out-of-pocket expenses of counsel to the Agents and of local counsel, if any, who may be retained by counsel to the Agents) in connection with

               (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and

               (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

Each Borrower covenants to pay on demand all reasonable costs and expenses of the Agents, the Fronting Bank and the Lenders incurred in the enforcement of any Agent's, the Fronting Bank's or any Lender's rights under this Agreement and any Loan Document (including the reasonable fees and expenses of counsel for such Agent, the Fronting Bank and such Lender with respect thereto)


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and, further, covenants that it will indemnify the Agents, the Fronting Bank and the Lenders on demand against all loss or damage to such Persons arising out of the issuance of or other action taken by such Persons in connection with any Letter of Credit or Loan including the costs relating to any legal process instituted by any party restraining or seeking to restrain the Fronting Bank from accepting or paying any Letter of Credit or Draft. Each Borrower also agrees that neither any Agent, the Fronting Bank nor any Lender shall have any liability to it for any reason in respect of the issuance of any Letter of Credit or Loan other than on account of such Agent's, Fronting Bank's or Lender's gross negligence or wilful misconduct. All payments to be made to such Agent, the Fronting Bank and such Lender hereunder shall, subject to Section
5.6, be made for value on the date due and free of any withholding tax or levy, other than taxes imposed on the net income of such Agent, the Fronting Bank or such Lender, and each Borrower covenants that such taxes or levies, other than as excepted, shall be paid by such Borrower. The provisions of this paragraph will survive payment in full hereunder.

        SECTION 11.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, each Borrower hereby indemnifies, exonerates and holds each Agent, the Fronting Bank and each Lender and each of their respective affiliates, officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including the reasonable fees and expenses of counsel for such Agent, the Fronting Bank and such Lender with respect thereto (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

               (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or the use of any Letter of Credit; or

               (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article VI not to make any Credit Extension);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the


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


relevant Indemnified Party's gross negligence or wilful misconduct.

        SECTION 11.5. Survival. The obligations of each Borrower under Sections 5.3, 5.4, 5.5, 5.6, 11.3 and 11.4, and the obligations of the Lenders under
Section 10.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrowers in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

        SECTION 11.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

        SECTION 11.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

        SECTION 11.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by each Borrower and each Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of each Borrower and each Lender (or notice thereof satisfactory to the Agents) shall have been received by the Agents and notice thereof shall have been given by the Agents to the U.S. Borrower and each Lender.

        SECTION 11.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE
NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        SECTION 11.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the


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


parties hereto and their respective successors and assigns; provided, however, that:

               (a) neither Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Agents and all Lenders; and

               (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11.

        SECTION 11.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this Section 11.11.

        SECTION 11.11.1. Assignments.  Any Lender,

               (a) with the written consent of the U.S. Borrower (which consent shall not be unreasonably delayed or withheld), the Fronting Bank and the Administrative Agent may at any time assign and delegate to one or more commercial banks or other financial institutions; and

               (b) with the consent of the Fronting Bank, and notice to the U.S. Borrower and the Administrative Agent, but without the consent of the U.S. Borrower or the Administrative Agent, may assign and delegate to any other Lender or any Lender (as defined in the U.S. Credit Agreement),

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or a fraction of such Lender's total Loans and Commitments in a minimum amount of $10,000,000 of Loans and Commitments (other than in the case of an assignment to any other Lender or any Affiliate of a Lender or an assignment of the remaining Loans and Commitments of such assignor Lender), that neither Borrower shall be required to pay an amount under Section
5.6 that is greater than the amount which it would have been required to pay had no assignment been made and provided, however, that, the Borrowers and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

               (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the U.S. Borrower and the Administrative Agent by such Lender and such Assignee Lender,


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               (d) such Assignee Lender shall have executed and delivered to the
        U.S. Borrower and the Administrative Agent a Lender Assignment
        Agreement, accepted by the Administrative Agent, and

               (e) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement with respect to the assignment of Loans, the Borrowers shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the U.S. Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this Section 11.11.1 shall be null and void. Nothing in this Section shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans and to issue or participate in Letters of Credit) under this Agreement and/or its Loans and/or Notes hereunder to a Federal Reserve Bank in support of borrowing made by such Lender from such Federal Reserve Bank.


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        SECTION 11.11.2. Participations. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests (or a sub-participating interest, in the case of a Lender's participating interest in a Letter of Credit) in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

               (a) no participation or sub-participation contemplated in this
        Section 11.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

               (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

               (c) the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

               (d) no Participant, unless such Participant is an affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of
        Section 11.1, and

               (e) neither Borrower shall be required to pay any amount under
        Section 5.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

        SECTION 11.11.3. Fronting Bank Assignments. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by InsuranceWatch Ratings Service)) shall, after the date that any Lender becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB-, Baa3 and B (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)), then each of the Fronting Bank and the U.S. Borrower shall have the individual right, but not the obligation, upon notice to such Lender, to replace (or, in the case of a request by the Fronting Bank, to request the U.S. Borrower to use its reasonable efforts to replace) such Lender with an Assignee Lender (in accordance


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with and subject to the restrictions contained in Section 11.11.1), and such affected Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 11.11.1) all of its interests, rights and obligations in respect of its Commitment, Loans and other Obligations owing to it, together with the obligations of such affected Lender hereunder, to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such affected Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

        SECTION 11.12. Other Transactions. Nothing contained herein shall preclude any Agent, the Fronting Lender or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrowers or any of their affiliates in which such Borrower or such affiliate is not restricted hereby from engaging with any other Person.

        SECTION 11.13. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, GROUP OR THE BORROWERS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN NEW YORK COUNTY, NEW YORK. THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE FOREIGN BORROWER HEREBY IRREVOCABLY APPOINTS THE U.S. BORROWER (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 90 PARK AVENUE, NEW YORK, NEW YORK 10016, UNITED STATES, AS ITS AGENT TO RECEIVE, ON THE FOREIGN BORROWER'S BEHALF AND ON BEHALF OF THE FOREIGN BORROWER'S PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE FOREIGN BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE FOREIGN BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH


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BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED
MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT EITHER BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        SECTION 11.14. Waiver of Jury Trial. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, THE FRONTING BANK, GROUP OR THE BORROWERS. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND GROUP AND EACH BORROWER ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE FRONTING BANK AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

        SECTION 11.15. UCP; etc. (a) The Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce (the "UCP") shall in all respects apply to each Letter of Credit issued hereunder and shall be deemed for such purpose to be a part hereof as if fully incorporated herein. In the event of any conflict between the UCP and the governing law of the Agreement, the UCP shall prevail to the extent necessary to remove the conflict.

        (b) In the event of any issuance of a Letter of Credit for which either Borrower may apply from time to time hereafter, or, of any extension of the maturity or time for presentation of any Draft, or, of any renewal, extension or increase in the amount of a Letter of Credit or any other modifications of its terms, in each case with the consent or at the request of the U.S. Borrower, the terms of the Agreement shall continue in force and apply to the Letter of Credit so issued, or, to a Letter of Credit so renewed, extended, increased or otherwise modified, or, to any, Draft, document or property covered thereby and to any action taken by the Fronting Bank or its agents or correspondents in accordance with such issuance, renewal, extension, increase or other modification.

        SECTION 11.16. Usury Restraint. The provisions of this Agreement shall be subject to any applicable law, regulation, order, rule or direction (a "Usury Restraint") which prohibits or restricts the charging, receipt or retention of interest or other amounts at the rates and amounts set forth herein (the "Stated Rate") in excess (the "Excess") of the maximum rates or amount (the "Maximum Rate") stipulated in the Usury Restraint. The provisions of this Agreement shall not require the payment or permit the collection of interest in excess of the Maximum Rate from time to time. If the Lenders comply (whether or not required to do so at law) with such Usury Restraint then, to the extent permitted by law, a subsequent reduction in the Stated Rate below the Maximum Rate shall be deemed not to reduce the Stated Rate below the Maximum Rate until the total amount of interest and other amounts earned and retained, measured by a dollar amount, equals the amount of interest and other amounts which would have been earned and retained hereunder, inclusive of the Excess, measured by a dollar amount, if the Stated Rate had not been held at the Maximum Rate or any amount had not been refunded to the Borrower.

        SECTION 11.17. Judgment Currency. The Obligations of the Borrowers, Group and each other Obligor in respect of any sum due to any Lender, the Fronting Bank or the Administrative Agent hereunder, under the Notes or under or in respect of any other Loan Document shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than Dollars, be discharged only to the extent that on the Business Day following receipt by such Lender, the Fronting Bank or the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, such Lender, the Fronting Bank or the Administrative Agent, in accordance with normal banking procedures, purchases Dollars with the Judgment Currency. If the amount of Dollars so purchased is less than the sum originally due to such Lender, the Fronting Bank or the Administrative Agent, each Borrower and Group agrees as a separate obligation and notwithstanding any such judgment, to indemnify each Lender, the Fronting Bank and the Administrative Agent, as the case may be, against such loss.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          WARNACO INC.

                                          By /s/ WILLIAM S. FINKELSTEIN
                                            ----------------------------------
                                            Title:

                                          Address:  90 Park Avenue
                                                    New York, New York  10016

                                          Facsimile No.:  212-687-0480

                                          Attention:  Chief Financial Officer
                                                      General Counsel


                                          WARNACO (HK) LTD.

                                          By /s/ WILLIAM S. FINKELSTEIN
                                            ----------------------------------
                                            Title:

                                          Address: 2A, Jing Hin Industrial
                                                     Bldg.
                                                   5 Wang Kee Street
                                                   Kowloon Bay, Kowloon
                                                   Hong Kong

                                          Facsimile No.: 852-2755-2265

                                          Attention: Director of Finance


                                          THE WARNACO GROUP, INC.

                                          By /s/ WILLIAM S. FINKELSTEIN
                                            ----------------------------------
                                            Title:

                                          Address:  90 Park Avenue
                                                    New York, New York  10016

                                          Facsimile No.:  212-687-0480

                                          Attention:  Chief Financial Officer
                                                      General Counsel

                                          THE BANK OF NOVA SCOTIA, as
                                            Administrative Agent

                                          By: /s/ JOHN HOPMANS
                                             ---------------------------------
                                             Title:

                                          Address:  One Liberty Plaza
                                                    New York, New York  10006

                                          Facsimile No.:  212-225-5090

                                          Attention:  John Hopmans


                                          CITIBANK, N.A., as
                                            Documentation Agent

                                          By: /s/ ROBERT D. WETRUN
                                             ---------------------------------
                                             Title: Attorney-in-Fact

                                          Address:  399 Park Avenue
                                                    New York, New York 10043

                                          Facsimile No.:  212-793-7585

                                          Attention:  Mark Merlino

PERCENTAGE                                LENDERS
----------                                -------

8.8888888889%                             THE BANK OF NOVA SCOTIA

                                          By: /s/ JOHN HOPMANS
                                             ---------------------------------
                                             Title:

                                          Domestic
                                          Office:  One Liberty Plaza
                                                   New York, New York 10006

                                          Facsimile No.:  212-225-5090
                                          Attention:  John Hopmans

                                          LIBOR
                                          Office:  One Liberty Plaza
                                                   New York, New York 10006

                                          Facsimile No.:  212-225-5090
                                          Attention:  John Hopmans

PERCENTAGE                                LENDERS
----------                                -------

8.8888888889%                             CITIBANK, N.A.

                                          By: /s/ ROBERT D. WETRUS
                                             ---------------------------------
                                             Title: Attorney-in-Fact

                                          Domestic
                                          Office:  399 Park Avenue
                                                   New York, New York 10043

                                          Facsimile No.:  212-793-7585
                                          Attention:  Mark Merlino

                                          LIBOR
                                          Office:  399 Park Avenue
                                                   New York, New York 10043

                                          Facsimile No.:  212-793-7585
                                          Attention:  Mark Merlino

PERCENTAGE                                LENDERS
----------                                -------

6.1111111111%                             THE BANK OF NEW YORK

                                          By: /s/ ELIZA ADAMS
                                             ---------------------------------
                                             Title: Vice President

                                          Domestic
                                          Office: One Wall Street
                                                  New York, New York 10286

                                          Facsimile No.:  212-635-1480
                                          Attention:      Eliza Adams

                                          LIBOR
                                          Office:  One Wall Street
                                                   New York, New York 10286

                                          Facsimile No.:  212-635-1480
                                          Attention:      Eliza Adams

PERCENTAGE                                LENDERS
----------                                -------

6.1111111111%                             COMMERZBANK AG, NEW YORK BRANCH

                                          By: /s/ CARL H. JACKSON
                                             ---------------------------------
                                             Name:  Carl H. Jackson
                                             Title: Vice President

                                          By: /s/ PETER T. DOYLE
                                             ---------------------------------
                                             Name:  Peter T. Doyle
                                             Title: Assistant Treasurer

                                          Domestic
                                          Office:  2 World Financial Center
                                                   New York, New York 10281

                                          Facsimile No.:  212-266-7235
                                          Attention:      Bob Donohue

                                          LIBOR
                                          Office:  2 World Financial Center
                                                   New York, New York 10281

                                          Facsimile No.:  212-266-7235
                                          Attention:      Bob Donohue

PERCENTAGE                                LENDERS
----------                                -------

6.1111111111%                             THE DAI-ICHI KANGYO BANK, LIMITED

                                          By: /s/ TINA BRUCCULERI
                                             ---------------------------------
                                             Title: Vice President

                                          Domestic
                                          Office:  One World Trade Center
                                                   New York, New York 10048

                                          Facsimile No.:  212-912-1879
                                          Attention:  Tina Brucculeri

                                          LIBOR
                                          Office:  One World Trade Center
                                                   New York, New York 10048

                                          Facsimile No.:  212-912-1879
                                          Attention: Tina Brucculeri

PERCENTAGE                                LENDERS
----------                                -------

6.1111111111%                             FIRST UNION NATIONAL BANK

                                          By:
                                             ---------------------------------
                                             Title: Vice President

                                          Domestic
                                          Office:  190 River Road
                                                   2nd Floor
                                                   Summit, New Jersey 07901

                                          Facsimile No.:  908-598-03085
                                          Attention:  Robert Doherty

                                          LIBOR
                                          Office:  190 River Road
                                                   2nd Floor
                                                   Summit, New Jersey 07091

                                          Facsimile No.:  908-598-0385
                                          Attention:  Robert Doherty

PERCENTAGE                                LENDERS
----------                                -------

6.1111111111%                             FLEET BANK, N.A.

                                          By: /s/ ELIZABETH ALLEN
                                             ---------------------------------
                                             Title: Vice President

                                          Domestic
                                          Office: 1185 Avenue of the Americas
                                                  2nd Floor
                                                  New York, New York 10036

                                          Facsimile No.:  212-819-4105
                                          Attention: Elizabeth Allen

                                          LIBOR
                                          Office: 1185 Avenue of the Americas
                                                  2nd Floor
                                                  New York, New York 10036

                                          Facsimile No.:  212-819-4108
                                          Attention:  Nancy Mejias

PERCENTAGE                                LENDERS
----------                                -------

6.1111111111%                             SOCIETE GENERALE

                                          By: /s/ SEDARE CORADIN
                                             ---------------------------------
                                             Title: Vice President

                                          Domestic
                                          Office:  1221 Avenue of the Americas
                                                   New York, New York 10020

                                          Facsimile No.:  212-278-7430
                                          Attention:  Sedare Coradin

                                          LIBOR
                                          Office:  1221 Avenue of the Americas
                                                   New York, New York 10020

                                          Facsimile No.:  212-278-7430
                                          Attention:  Sedare Coradin

PERCENTAGE                                LENDERS
----------                                -------

4.4444444444%                             GENERAL ELECTRIC CAPITAL CORPORATION

                                          By: /s/ PEGGY ERLENKOTTER
                                             ---------------------------------
                                             Title: Duly Authorized Secretary

                                          Domestic
                                          Office:  201 High Ridge Road
                                                   Stamford, Connecticut 06927

                                          Facsimile No.:  203-357-6443/6573
                                          Attention: Pat Evans

                                          LIBOR
                                          Office:  201 High Ridge Road
                                                   Stamford, Connecticut 06927

                                          Facsimile No.:  203-357-6443/6573
                                          Attention: Pat Evans

PERCENTAGE                        LENDERS
----------                        -------

4.4444444444%                     NATIONSBANK, N.A.

                                  By: /s/ J. TIMOTHY MARTIN
                                     ----------------------------------
                                     Name:  J. Timothy Martin
                                     Title: Senior Vice President

                                  Domestic
                                  Office:  101 North Tryon Street
                                           15th Floor
                                           NC1-001-15-003
                                           Charlotte, North Carolina 28255

                                  Facsimile No.:  704-386-8694
                                  Attention: Dawn Long

                                  LIBOR
                                  Office:  101 North Tryon Street
                                           15th Floor
                                           NC1-001-15-003

                                  Facsimile No.:  704-386-8694
                                  Attention: Dawn Long

PERCENTAGE                                LENDERS
----------                                -------

3.0555555555%                             UNION BANK OF CALIFORNIA, N.A.

                                          By: /s/ DENTON FOWLES
                                             ---------------------------------
                                             Title: Vice President

                                          By: /s/ LEONARDO R. FERNANDEZ, JR.
                                             ---------------------------------
                                             Title: Credit Officer

                                          Domestic
                                          Office:  446 South Figueroa Street
                                                   16th Floor
                                                   Los Angeles, California 90071

                                          Facsimile No.:  213-236-7636
                                          Attention:  Leonardo R. Fernandez, Jr.

                                          LIBOR
                                          Office:  446 South Figueroa Street
                                                   16th Floor
                                                   Los Angeles, California 90071

                                          Facsimile No.:  213-236-7636
                                          Attention:  Leonardo R. Fernandez

PERCENTAGE                                LENDERS
----------                                -------

3.0555555555%                             BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                          By:
                                             ---------------------------------
                                             Title:

                                          Domestic
                                          Office:  1251 Avenue of the Americas
                                                   12th Floor
                                                   New York, New York 10020-1104

                                          Facsimile No.: 212-782-4358
                                          Attention: Jim Brown, VP

                                          LIBOR
                                          Office:  1251 Avenue of the Americas
                                                   12th Floor
                                                   New York, New York 10020-1104

                                          Facsimile No.:  212-782-6441
                                          Attention: Joan Sanderman

PERCENTAGE                                LENDERS
----------                                -------

2.7777777778%                             BANKBOSTON, N.A.

                                          By:
                                             ---------------------------------
                                             Title: Director

                                          Domestic
                                          Office:  100 Federal Street
                                                   Boston, Massachusetts 02110

                                          Facsimile No.:  617-434-0637
                                          Attention:  Susan Santos

                                          LIBOR
                                          Office:  100 Federal Street
                                                   Boston, Massachusetts 02110

                                          Facsimile No.:  617-434-0637
                                          Attention:  Susan Santos

PERCENTAGE                                LENDERS
----------                                -------

2.7777777778%                             CORESTATES BANK, N.A.

                                          By: /s/ IRENE ROSEN MARKS
                                             ---------------------------------
                                             Title: Vice President

                                          Domestic
                                          Office: Commercial Loan Accounting
                                                  FC 1-3-17-70
                                                  15th and Market, CTSQ Bldg.
                                                  Philadelphia, PA 19101

                                          Facsimile No.: 215-973-2045
                                          Attention: Joy Ditre

                                          LIBOR
                                          Office:  Commercial Loan Accounting
                                                   FC 1-3-17-70
                                                   15th and Market, CTSQ Bldg.
                                                   Philadelphia, PA 19101

                                          Facsimile No.:  215-973-2045
                                          Attention: Joy Ditre

PERCENTAGE                                LENDERS
----------                                -------

2.7777777778%                             CREDIT ITALIANO

                                          By: /s/ HARMON P. BUTLER
                                             ---------------------------------
                                             Name:  Harmon P. Butler
                                             Title: First Vice President &
                                                    Deputy Manager

                                          By: /s/ PIERLUIGI MAINARDI
                                             ---------------------------------
                                             Name:  Pierluigi Mainardi
                                             Title: Assistant Vice President

                                          Domestic
                                          Office:  375 Park Avenue
                                                   New York, New York 10152

                                          Facsimile No.:  212-546-9675
                                          Attention:  Harmon P. Butler

                                          LIBOR
                                          Office:  375 Park Avenue
                                                   New York, New York 10152

                                          Facsimile No.:  212-546-9675
                                          Attention:  Harmon P. Butler

PERCENTAGE                                LENDERS
----------                                -------

2.7777777778%                             THE FUJI BANK, LIMITED,
                                            NEW YORK BRANCH

                                          By: /s/ RAYMOND VENTURA
                                             ---------------------------------
                                             Title: Vice President and Manager

                                          Domestic
                                          Office:  2 World Trade Center
                                                   New York, New York 10048

                                          Facsimile No.:  212-912-0516
                                          Attention: Chigusa Tada

                                          LIBOR
                                          Office:  2 World Trade Center
                                                   New York, New York 10048

                                          Facsimile No.:  212-912-0516
                                          Attention: Chigusa Tada

PERCENTAGE                                LENDERS
----------                                -------

2.7777777778%                             THE INDUSTRIAL BANK OF JAPAN

                                          By: /s/ KENNETH BIEGEN
                                             ---------------------------------
                                             Title:

                                          Domestic
                                          Office:  New York Branch
                                                   1251 Avenue of the Americas
                                                   New York, New York 10020

                                          Facsimile No.:  212-282-4480
                                          Attention:  Atsushi Kawai

                                          LIBOR
                                          Office:  New York Branch
                                                   1251 Avenueof the Americas
                                                   New York, New York 10020

                                          Facsimile No.: 212-282-4480
                                          Attention: Atsushi Kawai

PERCENTAGE                                LENDERS
----------                                -------

2.7777777778%                             KREDIETBANK, N.V.

                                          By: /s/ ARMEN KAROZICHIAN
                                             ---------------------------------
                                             Name:  Armen Karozichian
                                             Title: Vice President

                                          Domestic
                                          Office:  125 W. 55th Street
                                                   New York, New York 10019

                                          Facsimile No.:  212-541-0793
                                          Attention: Armen Karozichian

                                          LIBOR
                                          Office:  125 W. 55th Street
                                                   New York, New York 10019

                                          Facsimile No.:  212-541-0793
                                          Attention:  Armen Karozichian

PERCENTAGE                                LENDERS
----------                                -------

2.7777777778%                             MARINE MIDLAND BANK

                                          By: /s/ PAUL J. DECHAGAS
                                             ---------------------------------
                                             Title: Vice President

                                          Domestic
                                          Office:  1 Marine Midland Center
                                                   Buffalo, New York 14240

                                          Facsimile No.:  716-841-2067
                                          Attention:  Patti M. Michalek

                                          LIBOR
                                          Office:  1 Marine Midland Center
                                                   Buffalo, New York 14240

                                          Facsimile No.:  716-841-2067
                                          Attention: Patti M. Michalek

PERCENTAGE                                LENDERS
----------                                -------

2.7777777778%                             MERITA BANK LTD. - NEW YORK BRANCH

                                          By:
                                             ---------------------------------
                                             Title: Vice President

                                          By:
                                             ---------------------------------
                                             Title: Vice President

                                          Domestic
                                          Office:  437 Madison Avenue
                                                   New York, New York 10022

                                          Facsimile No.:  212-421-4420
                                          Attention:  Thelma Dongallo

                                          LIBOR
                                          Office:  437 Madison Avenue
                                                   New York, New York 10022

                                          Facsimile No.:  212-421-4420
                                          Attention: Thelma Dongallo

PERCENTAGE                             LENDERS
----------                             -------

2.7777777778%                          MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                       By: /s/ JAMES E. CONDON
                                          ------------------------------------
                                          Name:  James E. Condon
                                          Title: Vice President

                                          Domestic
                                          Office: Loan Department
                                                  60 Wall Street
                                                  New York, New York 10260-0060

                                          Facsimile No.:  302-634-1852
                                          Attention: Bernadette A. Dorsey,
                                                       Associate

                                          LIBOR
                                          Office: Loan Department
                                                  60 Wall Street
                                                  New York, New York 10260-0060

                                          Facsimile No.:  302-634-1852
                                          Attention:  Bernadette A. Dorsey,
                                                        Associate

PERCENTAGE                                LENDERS
----------                                -------

2.7777777778%                             THE SANWA BANK, LIMITED,
                                            NEW YORK BRANCH

                                          By: /s/ PAUL JUDICKE
                                             ---------------------------------
                                             Title: Vice President

                                          Domestic
                                          Office:   55 East 52nd Street
                                                    New York, New York 10055

                                          Facsimile No.:  212-754-1304
                                          Attention:  Paul Judicke

                                          LIBOR
                                          Office: 55 East 52nd Street
                                                  New York, New York 10055

                                          Facsimile No.:  212-754-2368
                                          Attention: Renko Hara

PERCENTAGE                                LENDERS
----------                                -------

2.7777777778%                             WACHOVIA BANK, N.A.

                                          By: /s/ J. BARWIS
                                             ---------------------------------
                                             Title: Vice President

                                          Domestic
                                          Office:  191 Peachtree Street
                                                   Atlanta, Georgia 30303

                                          Facsimile No.:  404-332-6898
                                          Attention:  James Barwis

                                          LIBOR
                                          Office:  191 Peachtree Street
                                                   Atlanta, Georgia 30303

                                          Facsimile No.:  404-332-6898
                                          Attention:  James Barwis



------
 100%